APRIL 30, 2002

VARIABLE JOINT LIFE

Flexible Premium Joint Life Insurance Policy
Insurance Payable on Second Death

                                    (PHOTO)

NORTHWESTERN MUTUAL
SERIES FUND, INC. AND
RUSSELL INSURANCE FUNDS

The Northwestern Mutual
Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
(414) 271-1444

Prospectuses
                                                      [NORTHWESTERN MUTUAL LOGO]

CONTENTS FOR THIS PROSPECTUS

                                                       PAGE
                                                       ----
  Prospectus.........................................    1
  Summary............................................    2
    Variable Life Insurance..........................    2
    The Account and its Divisions....................    2
    The Policy.......................................    2
      Availability Limitations.......................    2
      Premiums.......................................    2
      Death Benefit..................................    2
      Cash Value.....................................    2
      Deductions and Charges.........................    2
        From Premiums................................    2
        From Policy Value............................    2
        From Surrender Proceeds......................    3
        From the Mutual Funds........................    3
  The Northwestern Mutual Life Insurance Company,
  Northwestern Mutual Variable Life Account,
  Northwestern Mutual Series Fund, Inc. and Russell
  Insurance Funds....................................    5
    Northwestern Mutual..............................    5
    The Account......................................    5
    The Funds........................................    5
      Northwestern Mutual Series Fund, Inc. .........    5
        Small Cap Growth Stock Portfolio.............    5
        T. Rowe Price Small Cap Value Portfolio......    6
        Aggressive Growth Stock Portfolio............    6
        International Growth Portfolio...............    6
        Franklin Templeton International Equity
           Portfolio.................................    6
        Index 400 Stock Portfolio....................    6
        Growth Stock Portfolio.......................    6
        J.P. Morgan Select Growth and Income Stock
           Portfolio.................................    6
        Capital Guardian Domestic Equity Portfolio...    6
        Index 500 Stock Portfolio....................    6
        Asset Allocation Portfolio...................    6
        Balanced Portfolio...........................    6
        High Yield Bond Portfolio....................    6
        Select Bond Portfolio........................    6
        Money Market Portfolio.......................    7
      Russell Insurance Funds........................    7
        Multi-Style Equity Fund......................    7
        Aggressive Equity Fund.......................    7
        Non-U.S. Fund................................    7
        Real Estate Securities Fund..................    7
        Core Bond Fund...............................    7
  Detailed Information About the Policy..............    8
    Premiums.........................................    8
    Death Benefit....................................    8
      Death Benefit Options..........................    8
      Choice of Tests for Tax Purposes...............    8
      Death Benefit Changes..........................    9
    Allocations to the Account.......................    9

                                                       PAGE
                                                       ----
    Deductions and Charges...........................   10
      Deductions from Premiums.......................   10
      Charges against the Policy Value...............   10
      Surrender Charge...............................   11
      Expenses of the Fund...........................   11
    Cash Value.......................................   11
    Policy Loans.....................................   11
    Withdrawals of Cash Value........................   12
    Termination and Reinstatement....................   12
  Right to Return Policy.............................   12
  Other Policy Provisions............................   13
      Owner..........................................   13
      Beneficiary....................................   13
      Incontestability...............................   13
      Suicide........................................   13
      Misstatement of Age or Sex.....................   13
      Collateral Assignment..........................   13
      Deferral of Determination and Payment..........   13
      Dividends......................................   13
    Voting Rights....................................   13
  Substitution of Fund Shares and Other Changes......   14
    Reports..........................................   14
    Distribution of the Policies.....................   14
    Tax Considerations...............................   14
      General........................................   14
      Life Insurance Qualification...................   14
      Tax Treatment of Life Insurance................   15
      Modified Endowment Contracts...................   15
      Estate and Generation Skipping Taxes...........   16
      Other Tax Considerations.......................   17
  Other Information..................................   18
    Management.......................................   18
    Regulation.......................................   20
    Legal Proceedings................................   20
    Illustrations....................................   20
    Registration Statement...........................   20
    Experts..........................................   20
  Financial Statements...............................   21
    Report of Independent Accountants (as of December
      31, 2001 and for each of the two years in the
      period ended December 31, 2001)................   21
    Financial Statements of the Account (as of
      December 31, 2001 and for each of the two years
      in the period ended December 31, 2001).........   22
    Financial Statements of Northwestern Mutual (as
      of December 31, 2001 and 2000 and for each of
      the three years in the period ended December
      31, 2001)......................................   34
    Report of Independent Accountants (as of December
      31, 2001 and 2000 and for each of the three
      years in the period ended December 31, 2001)...   50
  Appendix A.........................................   51

PROSPECTUS

NORTHWESTERN MUTUAL VARIABLE JOINT LIFE

FLEXIBLE PREMIUM VARIABLE JOINT LIFE INSURANCE POLICY
INSURANCE PAYABLE ON SECOND DEATH

This prospectus describes the Variable Joint Life Policy (the "Policy") offered by The Northwestern Mutual Life Insurance Company. The Policy provides life insurance coverage on two insureds with a death benefit payable on the second death while the policy is in force.

The Policy offers flexible premium payments, twenty investment funding options and a choice of three death benefit options.

The investment options correspond to the fifteen Portfolios of Northwestern Mutual Series Fund, Inc. and the five Funds which comprise the Russell Insurance Funds. The prospectuses for these mutual funds, attached to this prospectuses, describe the investment objectives for all of the Portfolios and Funds.

The values provided by the Policy vary daily depending on investment results. These values are not guaranteed. The Portfolios and Funds present varying degrees of investment risk.

You may return your Policy for a limited period of time. See "Right to Return Policy", p. 12.

IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH A VARIABLE LIFE INSURANCE POLICY. SEE DEDUCTIONS AND CHARGES AND CASH VALUE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC. AND THE RUSSELL INSURANCE FUNDS WHICH ARE ATTACHED HERETO, AND SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                        1                             Prospectus

SUMMARY

The following summary provides a brief overview of the Policy. It omits details which are included elsewhere in this prospectus and the attached mutual fund prospectuses and in the terms of the Policy.

VARIABLE LIFE INSURANCE

Variable life insurance is cash value life insurance and is similar in many ways to traditional fixed benefit life insurance. Both kinds of life insurance provide an income tax-free death benefit and a cash value that grows tax-deferred. Variable life insurance allows the policyowner to direct the premiums, after certain deductions, among a range of investment options. The variable life insurance cash value will vary to reflect the performance of the selected investments. The variable life insurance death benefit may vary to reflect the performance of the selected investments.

THE ACCOUNT AND ITS DIVISIONS

Northwestern Mutual Variable Life Account is the investment vehicle for the Policies. The Account has twenty divisions. You determine how net premiums are to be apportioned. We invest the assets of each division in a corresponding Portfolio of Northwestern Mutual Series Fund, Inc. or one of the Russell Insurance Funds. The fifteen Portfolios of Northwestern Mutual Series Fund, Inc. are the Small Cap Growth Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, Aggressive Growth Stock Portfolio, International Growth Portfolio, Franklin Templeton International Equity Portfolio, Index 400 Stock Portfolio, Growth Stock Portfolio, J.P. Morgan Select Growth and Income Stock Portfolio, Capital Guardian Domestic Equity Portfolio, Index 500 Stock Portfolio, Asset Allocation Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and Money Market Portfolio. The five Russell Insurance Funds are the Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund, Real Estate Securities Fund, and Core Bond Fund. For additional information about the funds see the attached prospectuses.

THE POLICY

AVAILABILITY LIMITATIONS The Variable Joint Life Policy is available for two insureds each between ages 20 and 85. The minimum Specified Amount of insurance is $1,000,000, or $500,000 if the older insured's issue age is age 50 or older.

PREMIUMS You may pay premiums at any time and in any amounts, within limits, but additional premiums will be required to keep the Policy in force if values become insufficient to pay current charges.

DEATH BENEFIT  The Policy offers a choice of three death benefit options:

- Specified Amount (Option A)

- Specified Amount Plus Policy Value (Option B)

- Specified Amount Plus Premiums Paid (Option C)

In each case, the death benefit will be at least the amount needed to meet federal income tax requirements for life insurance. You select the Specified Amount when you purchase the Policy. You may increase or decrease the Specified Amount, within limits and subject to conditions, after a Policy is issued. The amount of the death benefit is not guaranteed.

CASH VALUE The cash value of a Policy is not guaranteed and varies daily to reflect investment experience. A Policy may be surrendered for its cash value. The Policy also includes loan and withdrawal provisions.

DEDUCTIONS AND CHARGES

FROM PREMIUMS

  - Deduction of 3.6% for local, state and federal taxes attributable to premiums

  - Sales load of 6.4% up to the Target Premium in Policy years 1-10, and 2.4% of all other premiums. The Target Premium is described under 'Premiums', on page 8.

FROM POLICY VALUE

  - Cost of insurance charge deducted monthly, is based on the net amount at risk, Policy duration, and the issue age, sex and risk classification of the insured persons. Current charges are based on our experience. Maximum charges are based on the 1980 CSO Mortality Tables.

Prospectus                              2

  - Monthly mortality and expense risk charge. This consists of two components:

     (1) The invested assets component -- The current charge is at the annual rate of .25% (0.02083% monthly rate) of the Policy Value less any Policy debt. The maximum charge is at the annual rate of .90% (0.075% monthly rate).

     (2) The Specified Amount component -- The charge is based on the Specified Amount and the issue ages of the insured persons, and applies during the first 10 Policy years. The range on an annual basis is from 4c per $1,000 of initial Specified Amount if both insured persons are issue age 25 or younger, up to $1.72 per $1,000 of initial Specified Amount if both insured persons are issue age 72 or older.

  - Monthly administrative charge. The current charge is $5.00. The maximum charge is $7.50.

  - Monthly underwriting and issue charge. The charge is based on the Specified Amount and risk classification of the insured persons. It applies during the first 10 Policy years. The range is from 1.5c to 3.5c per $1,000 of initial Specified Amount, with a maximum monthly charge of $75 to $175.

  - Deferred sales charge deducted monthly. The charge is 7.5% (0.625% monthly rate) of premiums paid during the first Policy year up to the Target Premium. During the first Policy year the monthly deduction is based on cumulative premiums paid to date up to the Target Premium. The charge applies during the first 10 Policy years.

  - Charge for expenses and taxes associated with the Policy loan, if any. The aggregate charge is at the current annual rate of .90% (0.075% monthly rate) of the Policy debt during the first ten Policy years and .35% (.029167%) thereafter.

  - Any transaction charges that may result from a withdrawal, a transfer, a change in the Specified Amount or a change in the death benefit option. We are currently waiving these charges. The maximum charge is $250 for death benefit option changes and $25 for each of the other transactions.

FROM SURRENDER PROCEEDS

A surrender charge equal to 50% of the premiums actually paid during the first Policy year or 50% of the Target Premium, whichever is less. Beginning with the second Policy year, the surrender charge decreases by the same dollar amount month by month to zero at the end of the tenth Policy year.

FROM THE MUTUAL FUNDS

  - A daily charge for investment advisory and other services provided to the mutual funds. The total expenses vary by Portfolio or Fund and currently fall in an approximate range of .20% to 1.43% of assets on an annual basis.

The following table shows the annual expenses for each of the Portfolios and Funds, as a percentage of the average net assets, based on 2001 operations.

                     NORTHWESTERN MUTUAL SERIES FUND, INC.

                           INVESTMENT
                            ADVISORY     OTHER      TOTAL
       PORTFOLIO              FEE       EXPENSES   EXPENSES
       ---------           ----------   --------   --------
Small Cap Growth
  Stock.................       59%        .01%       .60%
T. Rowe Price Small Cap
  Value*................      .85%        .51%      1.36%
Aggressive Growth
  Stock.................      .52%        .00%       .52%
International Growth*...      .75%        .50%      1.25%
Franklin Templeton
  International
  Equity................       66%        .08%       .74%
Index 400 Stock.........      .25%        .06%       .31%
Growth Stock............      .42%        .01%       .43%
J.P. Morgan Select
  Growth and Income
  Stock.................      .57%        .01%       .58%
Capital Guardian
  Domestic Equity*......      .65%        .25%       .90%
Index 500 Stock.........      .20%        .01%       .21%
Asset Allocation*.......      .60%        .32%       .92%
Balanced................      .30%        .00%       .30%
High Yield Bond.........      .50%        .03%       .53%
Select Bond.............      .30%        .00%       .30%
Money Market............      .30%        .00%       .30%

* T. Rowe Price Small Cap Value Portfolio Northwestern Mutual Series Funds' advisor, Mason Street Advisors, LLC ("MSA") has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.00% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.00% of the average daily net assets on an annual basis. Taking the fee waivers into account,

                                        3                             Prospectus
the annual total operating expenses were 1.00% of the average net assets of the
T. Rowe Price Small Cap Value Portfolio.

International Growth Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.75% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.10% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.10% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses were 1.10% of the average net assets of the International Growth Portfolio.

Capital Guardian Domestic Equity Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.65% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses were 0.75% of the average net assets of the Capital Guardian Domestic Equity Portfolio.

Asset Allocation Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.60% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses were 0.75% of the average net assets of the Asset Allocation Portfolio.

                            RUSSELL INSURANCE FUNDS

                         INVESTMENT
                          ADVISORY      OTHER       TOTAL
         FUND              FEE**      EXPENSES**   EXPENSES
         ----            ----------   ----------   --------
Multi-Style Equity
  Fund.................    0.78%        0.21%       0.99%
Aggressive Equity
  Fund.................    0.95%        0.43%       1.38%
Non-U.S. Fund..........    0.94%        0.49%       1.43%
Real Estate Securities
  Fund.................    0.84%        0.22%       1.06%
Core Bond Fund.........    0.60%        0.28%       0.88%

** Multi-Style Equity Fund Russell Insurance Funds' advisor, Frank Russell Investment Management Company (FRIMCo) has contractually agreed to waive, at least until April 30, 2003, a portion of its 0.78% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.92% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 0.92% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were 0.92% of the average net assets of the Multi-Style Fund.

Aggressive Equity Fund FRIMCo has contractually agreed to waive, at least until April 30, 2003, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.25% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.25% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were 1.25% of the average net assets of the Aggressive Equity Fund.

Non-U.S. Fund FRIMCo has contractually agreed to waive, at least until April 30, 2003, a portion of its 0.94% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.30% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.30% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were 1.30% of the average net assets of the Non-U.S. Fund.

Real Estate Securities Fund FRIMCo has contractually agreed to waive, at least until April 30, 2003, a portion of its .84% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.06% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.06% of the average daily net assets on an annual basis.

Core Bond Fund FRIMCo has contractually agreed to waive, at least until April 30, 2003, a portion of its 0.60% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed ..80% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed .80% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were .80% of the average net assets of the Core Bond Fund.

Prospectus                              4

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY,
NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT,
NORTHWESTERN MUTUAL SERIES FUND, INC. AND
RUSSELL INSURANCE FUNDS

NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The total assets of Northwestern Mutual exceed $98 billion. Northwestern Mutual sells life and disability insurance policies and annuity contracts through its own field force of approximately 6,000 full time producing agents. The Internal Revenue Service Employer Identification Number of Northwestern Mutual is 39-0509570.

"We" in this prospectus means Northwestern Mutual.

THE ACCOUNT

We established Northwestern Mutual Variable Life Account by action of our Trustees on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. Under Wisconsin law the income, gains and losses, realized or unrealized, of the Account are credited to or charged against the assets of the Account without regard to our other income, gains or losses. We use the Account only for variable life insurance policies, including other variable life insurance policies which are described in other prospectuses.

The Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of management or investment practices or policies. The Account has twenty divisions. All of the assets of each division are invested in shares of the corresponding Portfolio or Fund described below.

THE FUNDS

NORTHWESTERN MUTUAL SERIES FUND, INC.

Northwestern Mutual Series Fund, Inc. is a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each Portfolio at their net asset value without any sales charge.

The investment adviser for the Fund is Mason Street Advisors, LLC ("MSA"), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Fund. For providing investment advisory and other services and bearing Fund expenses, the Fund pays MSA a fee at an annual rate which ranges from .20% of the aggregate average daily net assets of the Index 500 Stock Portfolio to a maximum of .85% for the T. Rowe Price Small Cap Value Portfolio. Other expenses borne by the Portfolios range from .00% for the Aggressive Growth Stock, Balanced, Select Bond, and Money Market Portfolios to .51% for the T. Rowe Price Small Cap Value Portfolio. We provide the people and facilities MSA uses in performing its investment advisory functions and we are a party to the investment advisory agreement. MSA has retained J.P. Morgan Investment Management, Inc., Templeton Investment Counsel, LLC, Capital Guardian Trust Company and T. Rowe Price Associates, Inc. under investment sub-advisory agreements to provide investment advice to the J.P. Morgan Select Growth and Income Stock Portfolio, the Franklin Templeton International Equity Portfolio, the Capital Guardian Domestic Equity Portfolio and the T. Rowe Price Small Cap Value Portfolio.

The investment objectives and types of investments for each of the fifteen Portfolios of the Fund are set forth below. There can be no assurance that the Portfolios will realize their objectives. For more information about the investment objectives and policies, the attendant risk factors and expenses see the attached prospectus for Northwestern Mutual Series Fund, Inc.

SMALL CAP GROWTH STOCK PORTFOLIO. The investment objective of the Small Cap Growth Stock Portfolio is long-term growth of capital. The Portfolio will seek to achieve this objective primarily by investing in the common stocks of companies which can reasonably be expected to increase

                                        5                             Prospectus
sales and earnings at a pace which will exceed the growth rate of the U.S. economy over an extended period.

T. ROWE PRICE SMALL CAP VALUE PORTFOLIO. The investment objective of the T. Rowe Price Small Cap Value Portfolio is long-term growth of capital. The Portfolio seeks to achieve this objective by investing primarily in small companies whose common stocks are believed to be undervalued. AGGRESSIVE GROWTH STOCK PORTFOLIO. The investment objective of the Aggressive Growth Stock Portfolio is to achieve long-term appreciation of capital primarily by investing in the common stocks of companies which can reasonably be expected to increase their sales and earnings at a pace which will exceed the growth rate of the nation's economy over an extended period.

INTERNATIONAL GROWTH PORTFOLIO. The investment objective of the International Growth Portfolio is long-term capital appreciation. Normally, the Portfolio invests at least 80% of its assets in non-U.S. securities. In addition to common stocks, the Portfolio may invest in preferred stocks, convertible bonds, warrants and money market instruments.

FRANKLIN TEMPLETON INTERNATIONAL EQUITY PORTFOLIO. The investment objective of the Franklin Templeton International Equity Portfolio is long-term capital growth. It pursues its objective through a flexible policy of investing in stocks and debt securities of companies and governments outside the United States.

INDEX 400 STOCK PORTFOLIO. The investment objective of the Index 400 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's MidCap 400 Index ("S&P 400 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 400 Index.

GROWTH STOCK PORTFOLIO. The investment objective of the Growth Stock Portfolio is long-term growth of capital; current income is secondary. The Portfolio will seek to achieve this objective by selecting investments in companies which have above average earnings growth potential.

J.P. MORGAN SELECT GROWTH AND INCOME STOCK PORTFOLIO. The investment objective of the J.P. Morgan Select Growth and Income Stock Portfolio is long-term growth of capital and income. Ordinarily the Portfolio pursues its investment objectives by investing primarily in dividend-paying common stock.

CAPITAL GUARDIAN DOMESTIC EQUITY PORTFOLIO. The investment objective of the Capital Guardian Domestic Equity Portfolio is long-term growth of capital and income. The Portfolio seeks to achieve this objective by investing primarily in the stocks of larger American companies.

INDEX 500 STOCK PORTFOLIO. The investment objective of the Index 500 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 500 Index. Stocks are generally more volatile than debt securities and involve greater investment risks.

ASSET ALLOCATION PORTFOLIO. The investment objective of the Asset Allocation Portfolio is to realize as high a level of total return, including current income and capital appreciation, as is consistent with reasonable investment risk. The Portfolio will follow a flexible policy for allocating assets among common stocks, bonds and cash. Stocks may include foreign stocks and bonds may include non-investment grade obligations.

BALANCED PORTFOLIO. The investment objective of the Balanced Portfolio is to realize as high a level of long-term total rate of return as is consistent with prudent investment risk. The Balanced Portfolio will invest in common stocks and other equity securities, bonds and money market instruments. Investment in the Balanced Portfolio necessarily involves the risks inherent in stocks and debt securities of varying maturities, including the risk that the Portfolio may invest too much or too little of its assets in each type of security at any particular time.

HIGH YIELD BOND PORTFOLIO. The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment grade by the major rating agencies.

SELECT BOND PORTFOLIO. The primary investment objective of the Select Bond Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders' capital. The Select Bond Portfolio will invest

Prospectus                              6
primarily in debt securities. The value of debt securities will tend to rise and fall inversely with the rise and fall of interest rates.

MONEY MARKET PORTFOLIO. The investment objective of the Money Market Portfolio is to realize maximum current income consistent with liquidity and stability of capital. The Money Market Portfolio will invest in money market instruments and other debt securities with maturities generally not exceeding one year. The return produced by these securities will reflect fluctuations in short-term interest rates.

RUSSELL INSURANCE FUNDS

The Russell Insurance Funds also comprise a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each of the Russell Insurance Funds at their net asset value without any sales charge.

The assets of each of the Russell Insurance Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company ("Russell"), and an affiliate of Russell, Frank Russell Investment Management Company ("FRIMCo"). FRIMCo also advises, operates and administers the Russell Insurance Funds. Russell is our majority-owned subsidiary.

The investment objectives and types of investments for each of the five Russell Insurance Funds are set forth below. There can be no assurance that the Funds will realize their objectives. A table showing the expense ratios for each of the Russell Insurance Funds is included in the Summary above, at page 4. For more information about the investment objectives and policies, the attendant risk factors and expenses see the attached prospectus for the Russell Insurance Funds.

MULTI-STYLE EQUITY FUND. The investment objective of the Multi-Style Equity Fund is to provide income and capital growth by investing principally in equity securities. The Multi-Style Equity Fund invests primarily in common stocks of medium and large capitalization companies. These companies are predominately US-based, although the Fund may invest a limited portion of its assets in non-US firms from time to time.

AGGRESSIVE EQUITY FUND. The investment objective of the Aggressive Equity Fund is to provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from Multi-Style Equity Fund by investing in equity securities. The Aggressive Equity Fund invests primarily in common stocks of small and medium capitalization companies. These companies are predominately US-based, although the Fund may invest in non-US firms from time to time.

NON-U.S. FUND. The investment objective of the Non-U.S. Fund is to provide favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments. The Non-U.S. Fund invests primarily in equity securities issued by companies domiciled outside the United States and in depository receipts, which represent ownership of securities of non-US companies.

REAL ESTATE SECURITIES FUND. The investment objective of the Real Estate Securities Fund is to generate a high level of total return through above average current income, while maintaining the potential for capital appreciation. The Fund seeks to achieve its objective by concentrating its investments in equity securities of issuers whose value is derived primarily from development, management and market pricing of underlying real estate properties.

CORE BOND FUND. The investment objective of the Core Bond Fund is to maximize total return, through capital appreciation and income, by assuming a level of volatility consistent with the broad fixed-income market, by investing in fixed-income securities. The Core Bond Fund invests primarily in fixed-income securities. In particular, the Fund holds debt securities issued or guaranteed by the US government, or to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar-denominated. From time to time the Fund may invest in municipal debt obligations.

                                        7                             Prospectus

DETAILED INFORMATION ABOUT THE POLICY

PREMIUMS

The Policy permits you to pay premiums at any time before the Policy anniversary that is nearest the 95th birthday of the younger insured and in any amounts within the limits described in this section.

We use the Specified Amount you select when you purchase the Policy to determine the minimum initial premium. The minimum initial premium varies with the issue age and sex of the insured persons.

We calculate a Target Premium when the Policy is issued and we use the Target Premium in determining the sales load, commissions, surrender charge and other expense charges during the first 10 Policy years. The Target Premium is based on a survivorship whole life premium, assuming a 4% gross investment return, for the initial Specified Amount and the issue age, sex and risk classification of the insured persons. For example, for a male and female, both in the best risk classification and both issue age 55, the Target Premium is $18.58 per $1,000 of initial Specified Amount. The Target Premium will never exceed $100 per $1,000 of initial Specified Amount for any issue age, sex and risk classification combination.

After a Policy is issued, there are no minimum premiums, except that we will not accept a premium of less than $25. The Policy will remain in force during the lifetime of at least one of the insured persons so long as the cash value is sufficient to pay the monthly cost of insurance charge and other current charges.

The Policy sets no maximum on premiums, but we will accept a premium that would increase the net amount at risk only if the insurance, as increased, will be within our issue limits, the insureds meet our insurability requirements and we receive the premium prior to the anniversary nearest the older insured's 85th birthday. If you have elected the Guideline Premium/Cash Value Corridor Test, we will not accept a premium if it would disqualify the Policy as life insurance for federal income tax purposes. We will accept a premium, however, even if it would cause the Policy to be classified as a modified endowment contract. See "Choice of Tests for Tax Purposes", p. 8 and "Tax Considerations", p. 14.

DEATH BENEFIT

DEATH BENEFIT OPTIONS The death benefit is payable on the second death while the Policy is in force. The Policy provides for three death benefit options:

Specified Amount (Option A) You select the Specified Amount when you purchase the Policy.

Specified Amount Plus Policy Value (Option B) The Policy Value is the cumulative amount invested, adjusted for investment results, reduced by the charges for insurance and other expenses.

Specified Amount Plus Premiums Paid (Option C) The selected death benefit option will be in effect before the Policy anniversary nearest the 100th birthday of the younger insured, and the death benefit will be equal to the Policy Value after that date.

Under any of the Options, or on or after the Policy anniversary nearest the 100th birthday of the younger insured, we will increase the death benefit if necessary to meet the definitional requirements for life insurance for federal income tax purposes as discussed below.

CHOICE OF TESTS FOR TAX PURPOSES A Policy must satisfy one of two testing methods to qualify as life insurance for federal income tax purposes. You may choose either the Guideline Premium/Cash Value Corridor Test or the Cash Value Accumulation Test. Both tests require the Policy to meet minimum ratios, or multiples, of death benefit to the Policy Value. The minimum multiple decreases as the age of the insured persons advances. You make the choice of testing methods when you purchase a Policy and it may not be changed.

For the Guideline Premium/Cash Value Corridor Test the minimum multiples of death benefit to the Policy Value are shown in the following table. The attained age of the younger insured is used even if the younger insured is no longer living.

Prospectus                              8

                          GUIDELINE PREMIUM/CASH VALUE
                            CORRIDOR TEST MULTIPLES
                              YOUNGER INSURED AGE

      ATTAINED        POLICY              ATTAINED      POLICY
         AGE          VALUE %                AGE        VALUE %
      --------        -------             --------      -------
40 or under..........     250         61...............     128
41...................     243         62...............     126
42...................     236         63...............     124
43...................     229         64...............     122
44...................     222         65...............     120
45...................     215         66...............     119
46...................     209         67...............     118
47...................     203         68...............     117
48...................     197         69...............     116
49...................     191         70...............     115
50...................     185         71...............     113
51...................     178         72...............     111
52...................     171         73...............     109
53...................     164         74...............     107
54...................     157         75-90............     105
55...................     150         91...............     104
56...................     146         92...............     103
57...................     142         93...............     102
58...................     138         94...............     101
59...................     134         95 or over.......     100
60...................     130

For the Cash Value Accumulation Test the minimum multiples of death benefit to the Policy Value are calculated using net single premiums based on the attained age of both insureds and the Policy's underwriting classification, using a 4% interest rate.

The Guideline Premium/Cash Value Corridor Test generally has lower minimum multiples than the Cash Value Accumulation Test, usually resulting in better cash value accumulation for a given amount of premium and Specified Amount. But the Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid in each Policy year. The Cash Value Accumulation Test has no such annual limitation, and allows more premium to be paid during the early Policy years.

DEATH BENEFIT CHANGES After we issue a Policy you may change the death benefit option, or increase or decrease the Specified Amount, subject to our approval. Changes are subject to insurability requirements and issue limits. We will not permit a change if it results in a Specified Amount less than the minimum for a new Policy that we would issue on that date.

A change in the death benefit option, or an increase or decrease in the Specified Amount, will be effective on the monthly processing date next following receipt of a written request at our Home Office.

Administrative charges of up to $250 for a change in the death benefit option, and up to $25 for each of more than one change in the Specified Amount in a Policy year, may apply. We will deduct any such charges from the Policy Value. We are currently waiving these charges.

A change in the death benefit option, or an increase or decrease in the Specified Amount, may have important tax effects. See "Tax Considerations", p.
14. The cost of insurance charge will increase if a change results in a larger net amount at risk. See "Charges against the Policy Value", p. 10.

ALLOCATIONS TO THE ACCOUNT

We place the initial net premium in the Account on the Policy date. Net premiums you pay thereafter are placed in the Account on the date we receive them at our Home Office. Net premiums are premiums less the deductions from premiums. See "Deductions from Premiums", p. 10.

We invest premiums we place in the Account prior to the initial allocation date in the Money Market Division of the Account. The initial allocation date is identified in the Policy and is the later of the date we approved the application and the date we received the initial premium at our Home Office. A different initial allocation date applies in those states which require a refund of at least the premium paid during the period when the Policy may be returned. In those states, the initial allocation date will be one day after the end of the period during which the policyowner has the right to return the Policy, based on the applicable state laws. See "Right to Return Policy", p. 12. On the initial allocation date we invest the amount in the Money Market Division in the Account divisions as you have directed in the application for the Policy. You may change the allocation for future net premiums at any time by written request and the change will be effective for premiums we place in the Account thereafter. Allocation must be in whole percentages.

You may transfer accumulated amounts from one division of the Account to another. Transfers are effective on the date we receive a written request at our Home Office. If you

                                        9                             Prospectus
contemplate the transfer of funds from one division to another, you should consider the risk inherent in a switch from one investment medium to another. In general, frequent transfers based on short-term expectations for the stock and bond markets, especially transfers of large sums, will tend to accentuate the danger that a transfer will be made at an inopportune time. Frequent transfers, or transfers that are large in relation to the assets of the Portfolio or Fund in which a division invests, may also be disruptive and may disadvantage other investors. We reserve the right to limit the frequency or amount of transfers. We reserve the right to charge a fee of up to $25, to cover administrative costs of transfers, if there are more than twelve transfers in a Policy year. We are currently waiving these fees.

DEDUCTIONS AND CHARGES

DEDUCTIONS FROM PREMIUMS We deduct a charge for taxes attributable to premiums from each premium. The total amount of this deduction is 3.6% of the premium. Of this amount, 2.35% is for state premium taxes. This 2.35% rate is an average rate since premium tax rates vary from state to state (they currently range from ..5% to 3.5% of life insurance premiums.) We do not expect to profit from this charge. The remainder of the deduction, 1.25% of each premium, is for federal income taxes measured by premiums. We believe that this charge does not exceed a reasonable estimate of our federal income taxes attributable to the treatment of deferred acquisition costs. We may change the charge for taxes to reflect any changes in the law.

We deduct a charge for sales costs from each premium. The charge is 6.4% of premiums paid during each of the first ten Policy years up to the Target Premium and 2.4% of all other premiums. The Target Premium is based on the Specified Amount and the issue age, sex and risk classification of the insured persons. To the extent that sales expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the monthly charge against the Policy Value for the mortality and expense risks we have assumed, as described below.

CHARGES AGAINST THE POLICY VALUE We deduct a cost of insurance charge from the Policy Value on each monthly processing date. We determine the amount by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is equal to the death benefit currently in effect less the Policy Value. The cost of insurance rate reflects the policy duration, and the issue age, sex and risk classification of the insured persons. The maximum cost of insurance rates are included in the Policy.

We also deduct from the Policy Value a monthly charge for the mortality and expense risks we have assumed. This charge includes the invested assets component and the Specified Amount component. The maximum amount of the invested assets component is equal to an annual rate of .90% (0.075% monthly rate) of the Policy Value. Currently the charge is equal to an annual rate of .25% (0.02083% monthly rate) of the Policy Value. The Specified Amount component is based on the Specified Amount and the issue ages of the insured persons, and applies during the first 10 Policy years. The range on an annual basis is from 4c per $1,000 of initial Specified Amount if both insured persons are issue age 25 or younger, up to $1.72 per $1,000 of initial Specified Amount if both insured persons are issue age 72 or older. A table of rates and an example are included in Appendix A, p. 51. The mortality risk is that insureds may not live as long as we estimated. The expense risk is that expenses of issuing and administering the Policies may exceed the estimated costs. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies.

We deduct a monthly administrative charge of not more than $7.50. Currently this charge will be $5. This charge is for administrative expenses, including costs of premium collection, processing claims, keeping records and communicating with Policyowners. We do not expect to profit from this charge.

We deduct a monthly underwriting and issue charge based on the Specified Amount and the risk classification of the insureds. This charge applies during the first 10 Policy years. The range is from 1.5c to 3.5c per $1,000 of initial Specified Amount, with a maximum monthly charge of $75 to $175.

We deduct a monthly deferred sales charge. The charge is 7.5% (0.625% monthly rate) of premiums paid during the first Policy year up to the Target Premium. During the first Policy year the monthly deduction is based on cumulative premiums paid to date up to the Target Premium. The charge applies during the first 10 Policy years. This charge is for sales expenses.

Prospectus                             10

We deduct a charge for the expenses and taxes associated with the Policy debt, if any. The aggregate charge is at the current annual rate of 0.90% (0.075% monthly rate) of the Policy debt for the first ten Policy years and 0.35% (0.029167% monthly rate) thereafter.

The Policy provides for transaction fees to be deducted from the Policy Value on the dates on which transactions take place. These charges are $25 for changes in the Specified Amount, withdrawals or transfers of assets among the divisions of the Account if more than twelve transfers take place in a Policy year. The fee for a change in the death benefit option is $250. Currently we are waiving all of these fees.

We will apportion deductions from the Policy Value among the divisions of the Account in proportion to the amounts invested in the divisions.

SURRENDER CHARGE We will deduct a surrender charge from the Policy proceeds if you surrender the Policy during the first ten Policy years. During the first Policy year the surrender charge is equal to 50% of the premiums actually paid during the first Policy year or 50% of the Target Premium, whichever is less. The Target Premium, and therefore the maximum surrender charge, depends on the issue age, sex and risk classification of the insured persons. For example, for a male and female, both in the best risk classification and both issue age 55, the maximum surrender charge, where the Target Premium or more is paid and the Policy is surrendered during the first Policy year, would be $9.29 per $1,000 of initial Specified Amount. The surrender charge will never exceed $50 per $1,000 of initial Specified Amount for any issue age, sex and risk classification combination. Beginning with the second Policy year the surrender charge decreases by the same dollar amount month by month to zero at the end of the tenth Policy year. No surrender charge applies to a withdrawal of cash value.

EXPENSES OF THE FUNDS The investment performance of each division of the Account reflects all expenses borne by the corresponding Portfolio or Fund. The expenses are summarized on page 3. See the attached mutual fund prospectuses for more information about those expenses.

CASH VALUE

You may surrender a Policy for the cash value at any time during the lifetime of at least one of the insured persons. The cash value for the Policy will change daily in response to investment results. No minimum cash value is guaranteed. The cash value is equal to the Policy Value, reduced by the surrender charge and reduced by any Policy debt outstanding.

We determine the cash value for a Policy at the end of each valuation period. Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the New York Stock Exchange is open for trading. In accordance with the requirements of the Investment Company Act of l940, we may also determine the cash value for a Policy on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios or Funds.

POLICY LOANS

You may borrow up to 90% of the Policy Value less the surrender charge on the date of the loan, using the Policy as security. If a Policy loan is already outstanding, the maximum amount for any new loan is reduced by the amount already borrowed.

Interest on a Policy loan accrues and is payable on a daily basis at an annual effective rate of 5%. We add unpaid interest to the amount of the loan. If the amount of the loan plus the surrender charge equals or exceeds the Policy Value on a monthly processing date, the Policy will enter the grace period. See "Termination and Reinstatement", p. 12. We will send you a notice at least 61 days before the termination date. The notice will show how much you must pay to keep the Policy in force.

We will take the amount of a Policy loan from the Account divisions in proportion to the amounts in the divisions. We will transfer the amounts withdrawn to our general account and credit them on a daily basis with an annual earnings rate equal to the 5% Policy loan interest rate. A Policy loan, even if you repay it, will have a permanent effect on the Policy Value because the amounts borrowed will not participate in the Account's investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan

                                       11                             Prospectus
amount is higher or lower than the rate credited to the unborrowed amount left in the Account.

You may repay a Policy loan, and any accrued interest outstanding, in whole or in part, at any time. We will credit payments as of the date we receive them and we will transfer those amounts from our general account to the Account divisions, in proportion to the premium allocation in effect, as of the same date.

A Policy loan may have important tax consequences. See "Tax Considerations", p. 14.

WITHDRAWALS OF CASH VALUE

You may make a withdrawal of cash value. A withdrawal may not reduce the loan value to less than any Policy debt outstanding. The loan value is 90% of the Policy Value less the surrender charge. Following a withdrawal the remaining cash value must be at least three times the current monthly charges for the cost of insurance and other expenses. The minimum amount for withdrawals is $250. We permit up to four withdrawals in a Policy year. An administrative charge of up to $25 may apply, but we are currently waiving this charge.

A withdrawal of cash value decreases the death benefit by the same amount. If the death benefit for a Policy has been increased to meet the federal tax requirements for life insurance, the decrease in the death benefit caused by a subsequent withdrawal will be larger than the amount of the withdrawal. If Option A or Option C is in effect a withdrawal of cash value will reduce the Specified Amount by the amount of the withdrawal. Following a withdrawal the remaining death benefit must be at least the minimum amount that we would currently issue.

We will take the amount withdrawn from cash value from the Account divisions in proportion to the amounts in the divisions. The Policy makes no provision for repayment of amounts withdrawn. A withdrawal of cash value may have important tax consequences. See "Tax Considerations", p. 14.

TERMINATION AND REINSTATEMENT

If the cash value is less than the monthly charges for the cost of insurance and other expenses on any monthly processing date, we allow a grace period of 61 days for the payment of sufficient premium to keep the Policy in force. The grace period begins on the date we send you a notice. The notice will state the minimum amount of premium required to keep the Policy in force and the date by which you must pay the premium. The Policy will terminate with no value unless you pay the required amount before the grace period expires.

After a Policy has terminated, it may be reinstated within three years. The insureds must provide satisfactory evidence of insurability. The minimum amount of premium required for reinstatement will be the monthly charges that were due when the Policy terminated plus the charges for three more months.

Reinstatement of a Policy will be effective on the first monthly processing date after an application for reinstatement is received at our Home Office, subject to our approval. Any Policy debt that was outstanding when the Policy terminated will also be reinstated.

The Policy Value when a Policy is reinstated is equal to the premium paid, after the deduction for taxes and sales load, plus any Policy debt, less the sum of all monthly charges for the cost of insurance and other expenses for the grace period and for the current month. We will allocate the Policy Value, less any Policy debt, among the Account divisions based on the allocation for premiums currently in effect.

A Policy may not be reinstated after the Policy has been surrendered for its cash value or if either of the insured persons has died after the end of the grace period.

See "Tax Considerations", p. 14, for a discussion of the tax effects associated with termination and reinstatement of a Policy.

RIGHT TO RETURN POLICY

You may return a Policy within 10 days (or later where required by state law) after you receive the Policy. In some states you may return the Policy within 45 days after you have signed the application for insurance. You may mail or deliver the Policy to the agent who sold it or to our Home Office. If you return it, we will consider the Policy void from the beginning. We will refund the sum of the amounts deducted from the premium paid plus the Policy Value less any Policy debt on the date the returned Policy is received. In

Prospectus                             12
some states, the amount we refund will not be less than the premium you paid.

OTHER POLICY PROVISIONS

OWNER. The owner is identified in the Policy. The owner may exercise all rights under the Policy while at least one of the insured persons is living. Ownership may be transferred to another. We must receive a written proof of the transfer at our Home Office. "You" in this prospectus means the owner or prospective purchaser of a Policy.

BENEFICIARY. The beneficiary is the person to whom the death benefit is payable. The beneficiary is named in the application. After we issue the Policy you may change the beneficiary in accordance with the Policy provisions.

INCONTESTABILITY. We will not contest a Policy after it has been in force during the lifetime of at least one insured for two years from the date of issue or two years from the effective date of a reinstatement. We will not contest an increase in the amount of insurance that was subject to insurability requirements after the increased amount has been in force during the lifetime of at least one insured for two years from the date of issuance of the increase.

SUICIDE. If either insured dies by suicide within one year from the date of issue, the amount payable under the Policy will be limited to the premiums paid, less the amount of any Policy debt and withdrawals. If either insured dies by suicide within one year of the date of issuance of an increase in the amount of insurance, which was subject to insurability requirements, the amount payable with respect to the increase will be limited to the amounts charged for the cost of insurance and other expenses attributable to the increase.

MISSTATEMENT OF AGE OR SEX. If the age or sex of either of the insureds has been misstated, we will adjust the charges for cost of insurance and other expenses under a Policy to reflect the correct age and sex of both insured persons.

COLLATERAL ASSIGNMENT. You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office.

DEFERRAL OF DETERMINATION AND PAYMENT. We will ordinarily pay Policy benefits within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits during any period when it is not reasonably practicable to value securities because the New York Stock Exchange is closed or an emergency exists or the Securities and Exchange Commission, by order, permits deferral for the protection of Policyowners.

DIVIDENDS. The Policies will share in divisible surplus to the extent we determine annually. Since we do not expect the Policies to contribute to divisible surplus, we do not expect to pay any dividends.

VOTING RIGHTS

We are the owner of the shares of both mutual funds in which all assets of the Account are invested. As the owner of the shares we will exercise our right to vote the shares to elect directors of the mutual funds, to vote on matters required to be approved or ratified by mutual fund shareholders under the Investment Company Act of 1940 and to vote on any other matters that may be presented to any mutual fund shareholders' meeting. However, we will vote the mutual fund shares held in the Account in accordance with instructions from owners of the Policies. We will vote any shares of the mutual funds held in our general account in the same proportions as the shares for which we have received voting instructions. If the applicable laws or regulations change so as to permit us to vote the shares in our own discretion, we may elect to do so.

The number of mutual fund shares for each division of the Account for which the owner of a Policy may give instructions is determined by dividing the amount of the Policy Value apportioned to that division, if any, by the per share value for the corresponding Portfolio or Fund. The number will be determined as of a date we choose, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. We will solicit voting instructions with written materials at least 14 days before the meeting. We will vote shares as to which we receive no instructions in the same proportion as the shares as to which we receive instructions.

We may, if required by state insurance officials, disregard voting instructions which would require mutual fund shares to be voted for a change in the sub-classification or investment objectives of a Portfolio or Fund, or to approve or

                                       13                             Prospectus
disapprove an investment advisory agreement for either of the mutual funds. We may also disregard voting instructions that would require changes in the investment policy or investment adviser for either a Portfolio or a Fund, provided that we reasonably determine to take this action in accordance with applicable federal law. If we disregard voting instructions, we will include a summary of the action and reasons therefore in the next semiannual report to the owners of the Policies.

SUBSTITUTION OF FUND SHARES AND OTHER CHANGES

If, in our judgment, a Portfolio or Fund becomes unsuitable for continued use with the Policies because of a change in investment objectives or restrictions, shares of another Portfolio or Fund or another mutual fund may be substituted. Any substitution of shares will be subject to any required approval of the Securities and Exchange Commission, the Wisconsin Commissioner of Insurance or other regulatory authority. We have also reserved the right, subject to applicable federal and state law, to operate the Account or any of its divisions as a management company under the Investment Company Act of 1940, or in any other form permitted, or to terminate registration of the Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws.

REPORTS

At least once each Policy year you will receive a statement showing the death benefit, cash value, Policy Value and any Policy loan, including loan interest. This report will show the apportionment of invested assets among the Account divisions. You will also receive annual and semiannual reports for the Account and both of the mutual funds, including financial statements.

DISTRIBUTION OF THE POLICIES

We sell the Policies through individuals who are licensed life insurance agents appointed by Northwestern Mutual and are registered representatives of Northwestern Mutual Investment Services, LLC ("NMIS"), our wholly-owned company. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. NMIS was organized in 1968 and is a Wisconsin limited liability company. Its address is 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Internal Revenue Service Employer Identification Number of NMIS is 52-2114207.

Commissions paid to the agents will not exceed 40% of the premium up to the Target Premium for the first year, 6% of the premium up to the Target Premium during Policy years 2-10, and 2.75% of all other premium. Agents also receive commissions equal to .10% of Policy Value less Policy debt in Policy years 6 and later.

General agents and district agents who are registered representatives of NMIS and have supervisory responsibility for sales of the Policies receive commission overrides and other compensation.

TAX CONSIDERATIONS

GENERAL The following discussion provides a general description of federal income tax considerations relating to the Policy. The discussion is based on current provisions of the Internal Revenue Code ("Code") as currently interpreted by the Internal Revenue Service. We do not intend this discussion as tax advice. The discussion is not exhaustive, it does not address the likelihood of future changes in federal income tax law or interpretations thereof, and it does not address state or local tax considerations which may be significant in the purchase and ownership of a Policy.

The Economic Growth and Tax Relief Reconciliation Act of 2001, enacted on June 7, 2001, made substantial changes to the estate, gift and generation skipping transfer tax. The Act increases the amount of an estate exempt from tax from $675,000 in 2001 to $1 million in 2002, $2 million in 2006 and $3.5 million in 2009. The Act reduces the top estate, gift and generation skipping transfer tax rate from 55% in 2001 to 45% in 2009. In 2010, the estate tax and generation skipping transfer tax are repealed and the gift tax is reduced to 35%. All of these changes are sunsetted or repealed in 2011, unless extended or made permanent. It is generally believed that the estate tax repeal will not be made permanent but that further changes may be made.

LIFE INSURANCE QUALIFICATION Section 7702 of the Code defines life insurance for federal income tax purposes. The Code provides two alternative tests for determining whether the death benefit is a sufficient multiple of the Policy Value. See "Choice of Tests for Tax Purposes", p. 8. We have designed the Policy to comply with these rules. We will

Prospectus                             14
return premiums that would cause a Policy to be disqualified as life insurance, or take any other action that may be necessary for the Policy to qualify as life insurance.

Section 817(h) of the Code authorizes the Secretary of the Treasury to set standards for diversification of the investments underlying variable life insurance policies. Final regulations have been issued pursuant to this authority. Failure to meet the diversification requirements would disqualify the Policies as life insurance for purposes of Section 7702 of the Code. We intend to comply with these requirements.

The Treasury Department, in connection with the diversification requirements, stated that it expected to issue guidance about circumstances where a policyowner's control of separate account assets would cause the policyowner, and not the life insurance company, to be treated as the owner of those assets. These guidelines have not been issued. If the owner of a Policy were treated as the owner of the Fund shares held in the Account, the income and gains related to those shares would be included in the owner's gross income for federal income tax purposes. We believe that we own the assets of the Account under current federal income tax law.

We believe that the Policies comply with the provisions of Sections 7702 and 817(h) of the Code, but the application of these rules is not entirely clear. We may make changes in the Policies if necessary to qualify the Policies as life insurance for tax purposes.

TAX TREATMENT OF LIFE INSURANCE While a Policy is in force, increases in the Policy Value as a result of investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The death benefit received by a beneficiary will not be subject to federal income tax.

Unless the Policy is a modified endowment contract, as described below, a loan received under a Policy will not be treated as a distribution subject to current federal income tax. Interest paid by individual owners of the Policies will ordinarily not be deductible. You should consult a qualified tax adviser as to the deductibility of interest paid, or accrued, by other purchasers of the Policies. See "Other Tax Considerations", p. 17.

As a general rule, the proceeds from a withdrawal of cash value will be taxable only to the extent that the withdrawal exceeds the basis of the Policy. The basis of the Policy is generally equal to the premiums paid less any amounts previously received as tax-free distributions. In certain circumstances, a withdrawal of cash value during the first 15 Policy years may be taxable to the extent that the cash value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy.

Caution must be used when taking cash out of a Policy through policy loans. If interest is not paid annually, it is added to the principal amount and the total amount will continue to accrue for as long as the loan is maintained on the Policy. If the Policy remains in force until death, the loan will be repaid from the tax-free death benefit. However, if the Policy terminates by any method other than death, the total cash value of the Policy, plus the total amount of the loan, will be taxable to the extent it exceeds the basis of the Policy. In extreme situations, policyowners can face what is called the "surrender squeeze". The surrender squeeze occurs when there is neither enough unborrowed value remaining in the Policy to cover the interest payment required to keep the Policy in force, nor to cover the tax due if the Policy terminates. Either the interest would have to be paid annually or the Policy would terminate and any income tax due would have to be paid with other assets.

Special tax rules may apply when ownership of a Policy is transferred. You should seek qualified tax advice if you plan a transfer of ownership.

MODIFIED ENDOWMENT CONTRACTS A Policy will be classified as a modified endowment contract if the cumulative premium paid during the first seven Policy years exceeds a defined "seven-pay" limit. The seven-pay limit is based on a hypothetical life insurance policy issued on the same insured person and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges) will be fully paid for after seven level annual payments. A Policy will be treated as a modified endowment contract unless cumulative premiums paid under the Policy, at all times during the first seven Policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of

                                       15                             Prospectus
determining whether the Policy is a modified endowment contract, and subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account the Policy Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit option, a change in the Specified Amount, and certain other changes.

If the benefits are reduced during the lifetime of either insured, for example, by requesting a decrease in the Specified Amount or, in some cases, by lapsing the Policy or making a withdrawal of cash value, the seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a modified endowment contract. A life insurance policy which is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

If a Policy is a modified endowment contract, any distribution from the Policy will be taxed on a gain- first basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or a withdrawal of cash value. Any such distributions will be considered taxable income to the extent the cash value exceeds the basis in the Policy. For modified endowment contracts, the basis would be increased by the amount of any prior loan under the Policy that was considered taxable income. For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Northwestern Mutual to the same policyowner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from modified endowment contracts.

A 10% penalty tax will apply to the taxable portion of a distribution from a modified endowment contract. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayers or the joint lives (or joint life expectancies) of the taxpayer and his beneficiaries. If a Policy is surrendered, the excess, if any, of the Policy Value over the basis of the Policy will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax. The exceptions generally do not apply to life insurance policies owned by corporations or other entities. If a Policy terminates while there is a Policy loan, the cancellation of the loan and accrued loan interest will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the penalty tax, as described under the above rules.

If a Policy becomes a modified endowment contract, distributions that occur during the Policy year it becomes a modified endowment contract and any subsequent Policy year will be taxed as described in the two preceding paragraphs. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. The Secretary of the Treasury has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment contract.

ESTATE AND GENERATION SKIPPING TAXES The amount of the death benefit will generally be includible in the owner's estate for federal estate tax purposes if the last surviving insured owned the Policy. If the owner is not the last surviving insured, the fair market value of the Policy is includible in the owner's estate.

The federal estate tax and gift tax are integrated under a unified rate schedule which effectively excludes estates of less than $625,000 from federal estate taxes. The exclusion will be increased in several steps to $1 million in the year 2006 under current law. In addition, an unlimited marital deduction permits deferral of federal estate and gift taxes until the death of the surviving spouse.

If ownership of the Policy is transferred to a person two or more generations younger than the owner, the value of the Policy may be taxable. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. You should consult a qualified tax adviser if you contemplate transfer of ownership to grandchildren.

Prospectus                             16

OTHER TAX CONSIDERATIONS The Policy permits the owner to exchange the Policy for two policies, one on the life of each insured, if a change in the federal estate tax law results in the repeal of the unlimited marital deduction or a 50% or greater reduction in the estate tax rate. The Internal Revenue Service has ruled with respect to one taxpayer that such a transaction would be treated as a non-taxable exchange. If not, such a split of the Policy could result in the recognition of taxable income.

Finally, life insurance purchased under a split dollar arrangement is subject to special tax rules. Under prior Internal Revenue Service rulings, a split dollar arrangement was taxable to the employee in the amount of the annual value of the economic benefit to the employee measured by the insurer's lowest one year term rates as defined by the various Internal Revenue Service rulings or the government's P.S. 58 rate table. Then IRS Notice 2001-10, published on January 29, 2001, provided, as interim guidance, that the employer under a split dollar arrangement could be treated by the parties as making loans to the employee or as acquiring beneficial ownership of the contract attributable to its share of premium payments. Notice 2001-10 also replaced the government P.S. 58 table with Table 2001.

On January 3, 2002, the Internal Revenue Service published Notice 2002-8 which:
(1) revoked Notice 2001-10 and restored prior law (amended to allow loan treatment); (2) provided that future proposed regulations are expected to require that collateral assignment split dollar arrangements be taxed under a loan regime and endorsement split dollar arrangements be taxed under a Code section 83 economic benefit regime; (3) provided that, on an interim basis, life insurance protection can be valued using Table 2001 rates or the insurer's lower one year term rates (after 2003, the alternate term rates must satisfy additional sales requirements); and (4) provided that, for split dollar arrangements entered into prior to the publication of final regulations, (a) the annual accrual of income will not, by itself, be enough to trigger a taxable transfer; (b) equity (cash surrender value in excess of the amount payable to the employer) will not be taxed regardless of the level of the employer's economic interest in the life insurance policy as long as the value of the life insurance protection is treated and reported as an economic benefit; (c) the employee can elect loan treatment at any time, provided all premiums paid by the employer are treated as a loan entered into at the beginning of the first year in which payments are treated as loans; and (d) for arrangements entered into before January 28, 2002, equity is not taxed if the split dollar arrangement is terminated prior to January 1, 2004 or if the arrangement is converted to a loan beginning on or after January 1, 2004 and all payments by the employer from the beginning of the arrangement are treated as loans.

Depending on the circumstances, the exchange of a Policy, a change in the death benefit option, a Policy loan, a withdrawal of Policy Value, a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, premium payments and receipt of Policy proceeds depend on the circumstances of each Policyowner or beneficiary. If you contemplate any such transaction, you should consult a qualified tax adviser.

                                       17                             Prospectus

OTHER INFORMATION

MANAGEMENT

Northwestern Mutual is managed by a Board of Trustees. The Trustees and senior officers of Northwestern Mutual and their positions including Board committee memberships, and their principal occupations, as of the date of this prospectus, are listed below. Unless otherwise indicated, the business address of each Trustee and senior officer is c/o The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

TRUSTEES

                   NAME                               PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
                   ----                               -------------------------------------------
Edward E. Barr (HR).......................    Chairman, Sun Chemical Corporation, 222 Bridge Plaza South,
                                              Fort Lee, New Jersey 07024 (graphic arts) since 1998; prior thereto, President and Chief Executive Officer

Gordon T. Beaham, III (OT)................    Chairman and Chief Executive Officer, Faultless Starch/Bon
                                              Ami Company, 1025 West Eighth Street, Kansas City, MO 64101
                                              (consumer products manufacturer) since 2001; prior thereto,
                                              Chairman and President

John M. Bremer (E)........................    Senior Executive Vice President and Chief Operating Officer
                                              since June 2001; from March 2000 to June 2001, Senior
                                              Executive Vice President, General Counsel and Secretary;
                                              from February 1998 to March 2000, Executive Vice President,
                                              General Counsel and Secretary; prior thereto, Senior Vice
                                              President, General Counsel and Secretary

Peter W. Bruce (E)........................    Senior Executive Vice President since March 2000; prior
                                              thereto, Executive Vice President

Robert C. Buchanan (A, E, F)..............    President and Chief Executive Officer, Fox Valley
                                              Corporation, 100 West Lawrence Street, P.O. Box 727,
                                              Appleton, WI 54911 (manufacturer of gift wrap and writing
                                              paper)

George A. Dickerman (AM)..................    Chairman (retired), Spalding Sports Worldwide (manufacturer of sporting equipment) since 1999; Chairman of the Board
                                              from 1997 to 1999; prior thereto, President. Address: 68
                                              Normandy Road, Longmeadow, MA 01106-1259

Pierre S. du Pont (AM)....................    Attorney, Richards, Layton and Finger, P.O. Box 551, 1
                                              Rodney Square, Wilmington, DE 19899

James D. Ericson (AM, E, F)...............    Retired Chairman of Northwestern Mutual since 2001;
                                              Chairman, 2001; Chairman and Chief Executive Officer from
                                              2000 to 2001; prior thereto, President and Chief Executive
                                              Officer. Address: 777 East Wisconsin Avenue, Suite 3010,
                                              Milwaukee, WI 53202

J. E. Gallegos (A)........................    Attorney at Law; Gallegos Law Firm, 460 St. Michaels Drive,
                                              Building 300, Santa Fe, NM 87505

Stephen N. Graff (A, E, F)................    Retired Partner, Arthur Andersen LLP (public accountants).
                                              Address: 805 Lone Tree Road, Elm Grove, WI 53122-2014

Patricia Albjerg Graham (HR)..............    Professor, Graduate School of Education, Harvard University,
                                              420 Gutman, Cambridge, MA 02138; President, The Spencer
                                              Foundation (social and behavioral sciences) from 1991 to
                                              2000

James P. Hackett (OT).....................    President and Chief Executive Officer of Steelcase Inc.,
                                              901 -- 44th Street, Grand Rapids, MI 49508

Stephen F. Keller (HR)....................    Attorney. Address: 101 South Las Palmas Avenue, Los Angeles,
                                              CA 90004

Barbara A. King (AM)......................    President, Landscape Structures, Inc., Rt 3, 601 -- 7th
                                              Street South, Delano, MN 55328 (manufacturer of playground equipment)

J. Thomas Lewis (HR)......................    Sole practitioner, 228 St. Charles Avenue, Suite 1024, New
                                              Orleans, LA 70130, since 1998; prior thereto, Attorney,
                                              Monroe & Lemann, New Orleans, LA

Daniel F. McKeithan, Jr. (E, F, HR).......    President, Tamarack Petroleum Company, Inc., 777 East
                                              Wisconsin Avenue, Milwaukee, WI 53202 (operator of oil and gas wells); President, Active Investor Management, Inc.,
                                              Milwaukee, WI

Guy A. Osborn (E, F, OT)..................    Retired Chairman of Universal Foods Corporation. Address:
                                              3809 West Fairway Heights, Mequon, WI 53092

Prospectus                             18

                   NAME                               PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
                   ----                               -------------------------------------------

Timothy D. Proctor (A)....................    Group General Counsel, Diageo plc, Kingsley House, 1a
                                              Wimpole Street, London W1G 0DA, United Kingdom, since 2000
                                              (multinational branded food and drink company); Director,
                                              Worldwide Human Resources of Glaxo Wellcome plc (now Glaxo
                                              Smith Kline) from 1998 to 1999 (pharmaceuticals); prior
                                              thereto, Senior Vice President, Human Resources, General
                                              Counsel & Secretary of Glaxo Wellcome Inc., (Glaxo's US
                                              operating company)

H. Mason Sizemore, Jr. (AM)...............    President and Chief Operating Officer, The Seattle Times,
                                              Fairview Avenue North and John Street, P.O. Box 70, Seattle,
                                              WA 98109 (publishing)

Harold B. Smith (OT)......................    Chairman, Executive Committee, Illinois Tool Works, Inc.,
                                              3600 West Lake Avenue, Glenview, IL 60025-5811 (engineered components and industrial systems and consumables)

Sherwood H. Smith, Jr. (AM)...............    Chairman Emeritus of CP&L (Carolina Power & Light), 421
                                              Fayetteville Street Mall, P.O. Box 1551, Raleigh, NC 27602,
                                              since 1999; Chairman of the Board from 1996 to 1999; prior thereto, Chairman of the Board and Chief Executive Officer

Peter M. Sommerhauser (E, F, HR)..........    Partner, Godfrey & Kahn, S.C. (attorneys), 780 North Water
                                              Street, Milwaukee, WI 53202-3590

John E. Steuri (OT).......................    Private Investor, 52 River Ridge Road, Little Rock, AR 72227

John J. Stollenwerk (AM, E, F)............    President and Chief Executive Officer, Allen-Edmonds Shoe
                                              Corporation, 201 East Seven Hills Road, P.O. Box 998, Port
                                              Washington, WI 53074-0998

Barry L. Williams (A).....................    President and Chief Executive Officer of Williams Pacific
                                              Ventures, Inc., 109 Stevenson Street -- 5th Floor, San
                                              Francisco, CA 94105-3409 (venture capital consulting)

Kathryn D. Wriston (A)....................    Director of various corporations. Address: c/o Shearman &
                                              Sterling, 599 Lexington Avenue, Room 1064, New York, NY
                                              10022

Edward J. Zore (AM, E, F, OT).............    President and Chief Executive Officer of Northwestern Mutual
                                              since 2001; President from 2000 to 2001; prior thereto,
                                              Executive Vice President

A      --     Member, Audit Committee
AM     --     Member, Agency and Marketing Committee
E      --     Member, Executive Committee
F      --     Member, Finance Committee
HR     --     Member, Human Resources and Public Policy
              Committee
OT     --     Member, Operations and Technology Committee

SENIOR OFFICERS (OTHER THAN TRUSTEES)

                                                                                      POSITION WITH
                            NAME                                                   NORTHWESTERN MUTUAL
                            ----                                                   -------------------
Deborah A. Beck.............................................    Executive Vice President (Planning and Technology)
William H. Beckley..........................................    Executive Vice President (Agencies)
Bruce L. Miller.............................................    Executive Vice President (Marketing)
Mason G. Ross...............................................    Executive Vice President and Chief Investment Officer
Mark G. Doll................................................    Senior Vice President (Public Markets)
Richard L. Hall.............................................    Senior Vice President (Life Insurance)
William C. Koenig...........................................    Senior Vice President and Chief Actuary
Gary A. Poliner.............................................    Senior Vice President & CFO
Charles D. Robinson.........................................    Senior Vice President (Investment Products and Services)
John E. Schlifske...........................................    Senior Vice President (Securities and Real Estate)
Leonard F. Stecklein........................................    Senior Vice President (Annuity and Accumulation Products)
Frederic H. Sweet...........................................    Senior Vice President (Corporate and Government Relations)
Walt J. Wojcik..............................................    Senior Vice President (Information Systems)
Robert J. Berdan............................................    Vice President, General Counsel and Secretary
Steven T. Catlett...........................................    Vice President and Controller

                                       19                             Prospectus

REGULATION

We are subject to the laws of Wisconsin governing insurance companies and to regulation by the Wisconsin Commissioner of Insurance. We file an annual statement in a prescribed form with the Department of Insurance on or before March 1 in each year covering operations for the preceding year and including financial statements. Regulation by the Wisconsin Insurance Department includes periodic examination to determine solvency and compliance with insurance laws. We are also subject to the insurance laws and regulations of the other jurisdictions in which we are licensed to operate.

LEGAL PROCEEDINGS

We are engaged in litigation of various kinds which in our judgment is not of material importance in relation to its total assets. There are no legal proceedings pending to which the Account is a party.

ILLUSTRATIONS

We will provide you with illustrations for a Policy upon your request. The illustrations show how the death benefit and cash value for a Policy would vary based on hypothetical investment results. The illustrations will be based on the information you give us about the insured persons and will reflect such factors as the Specified Amount, death benefit option and premium payments as you select. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.

REGISTRATION STATEMENT

We have filed a registration statement with the Securities and Exchange Commission, Washington, D.C under the Securities Act of 1933, as amended, with respect to the Policies. This prospectus does not contain all the information set forth in the registration statement. A copy of the omitted material is available from the main office of the SEC in Washington, D.C. upon payment of the prescribed fee. Further information about the Policies is also available from the Home Office of Northwestern Mutual. The address and telephone number are on the cover of this prospectus.

EXPERTS

The financial statements of Northwestern Mutual as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 and of the Account as of December 31, 2001 and for each of the two years in the period ended December 31, 2001 included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. Actuarial matters included in this prospectus have been examined by William C. Koenig, F.S.A., Senior Vice President and Chief Actuary of Northwestern Mutual. His opinion is filed as an exhibit to the registration statement.

Prospectus                             20

[PRICEWATERHOUSECOOPERS LLP - LETTERHEAD]

REPORT OF INDEPENDENT ACCOUNTANTS

To The Northwestern Mutual Life Insurance Company and
Contract Owners of Northwestern Mutual Variable Life Account

In our opinion, the accompanying combined statement of assets and liabilities and the related combined and separate statements of operations and of changes in equity and financial highlights, present fairly, in all material respects, the financial position of Northwestern Mutual Variable Life Account and its Small Cap Growth Stock Division, T. Rowe Price Small Cap Value Division, Aggressive Growth Stock Division, International Growth Stock Division, Franklin Templeton International Equity Division, Index 400 Stock Division, Growth Stock Division, J.P. Morgan Select Growth & Income Stock Division, Capital Guardian Domestic Equity Division, Index 500 Stock Division, Asset Allocation Division, Balanced Division, High Yield Bond Division, Select Bond Division, Money Market Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-U.S. Division, Russell Real Estate Securities Division and Russell Core Bond Division thereof at December 31, 2001, the results of each of their operations for the year or period then ended and the changes in each of their equity for the two years or the period then ended and the financial highlights for the year or period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of The Northwestern Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 2001 with Northwestern Mutual Series Fund, Inc., and the Russell Insurance Funds, provide a reasonable basis for our opinion.

[PRICEWATERHOUSECOOPERS LLP]
Milwaukee, Wisconsin
January 25, 2002

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Assets and Liabilities
December 31, 2001
(in thousands)


ASSETS
  Investments at Market Value:
    Northwestern Mutual Series Fund, Inc.
      Small Cap Growth Stock
         46,295 shares (cost $86,393).......................    $ 82,643
      T. Rowe Price Small Cap Value
         6,207 shares (cost $5,819).........................       6,302
      Aggressive Growth Stock
         97,403 shares (cost $341,112)......................     274,896
      International Growth Stock
         1,254 shares (cost $1,125).........................       1,136
      Franklin Templeton International Equity
         134,988 shares (cost $210,527).....................     170,668
      Index 400 Stock
         48,743 shares (cost $54,811).......................      54,677
      Growth Stock
         96,733 shares (cost $210,828)......................     196,115
      J.P. Morgan Select Growth and Income Stock
         107,992 shares (cost $153,430).....................     131,656
      Capital Guardian Domestic Equity
         5,715 shares (cost $5,268).........................       5,571
      Index 500 Stock
         148,020 shares (cost $435,818).....................     425,707
      Asset Allocation
         2,258 shares (cost $2,134).........................       2,194
      Balanced
         114,180 shares (cost $202,810).....................     208,026
      High Yield Bond
         42,510 shares (cost $35,306).......................      27,597
      Select Bond
         36,038 shares (cost $42,032).......................      43,382
      Money Market
         107,420 shares (cost $107,420).....................     107,420
    Russell Insurance Funds
      Multi-Style Equity
         5,140 shares (cost $72,596)........................      60,864
      Aggressive Equity
         2,551 shares (cost $30,954)........................      29,181
      Non-U.S.
         3,781 shares (cost $41,410)........................      32,708
      Real Estate Securities
         1,467 shares (cost $15,215)........................      15,767
      Core Bond
         1,879 shares (cost $18,868)........................      19,035    $1,895,545
                                                                --------
  Due from Sale of Fund Shares..............................                       133
  Due from Northwestern Mutual Life Insurance Company.......                       798
                                                                            ----------
           Total Assets.....................................                $1,896,476
                                                                            ==========

LIABILITIES
  Due to Northwestern Mutual Life Insurance Company.........                $      133
  Due on Purchase of Fund Shares............................                       798
                                                                            ----------
           Total Liabilities................................                       931
                                                                            ----------

EQUITY (NOTE 8)
  Variable Life Policies Issued Before October 11, 1995.....                   441,285
  Variable Complife Policies Issued On or After October 11,
    1995....................................................                 1,320,475
  Variable Executive Life Policies Issued On or After March
    2, 1998.................................................                    72,653
  Variable Joint Life Policies Issued On or After December
    10, 1998................................................                    61,132
                                                                            ----------
           Total Equity.....................................                 1,895,545
                                                                            ----------
           Total Liabilities and Equity.....................                $1,896,476
                                                                            ==========

    The Accompanying Notes are an Integral Part of the Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Operations
(in thousands)

                                                                                                   T. ROWE
                                                                                                    PRICE
                                                                                                  SMALL CAP
                                                                        SMALL CAP GROWTH            VALUE
                                              COMBINED                   STOCK DIVISION           DIVISION#
                                     ---------------------------   ---------------------------   ------------
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2001           2000           2001           2000           2001
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividend Income...................   $ 127,172      $  98,818        $   5         $   828          $ 15
 Mortality and Expense Risks.......       7,362          6,166          276             130             6
 Taxes.............................       2,636          2,675           93              56             1
                                      ---------      ---------        -----         -------          ----
 Net Investment Income.............     117,174         89,977         (364)            642             8
                                      ---------      ---------        -----         -------          ----

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Realized Gain (Loss) on
   Investments.....................         199         15,962         (296)          1,839            --
 Unrealized Appreciation
   (Depreciation) of Investments
   During the Period...............    (300,285)      (155,582)          21          (5,210)          483
                                      ---------      ---------        -----         -------          ----
 Net Gain (Loss) on Investments....    (300,086)      (139,620)        (275)         (3,371)          483
                                      ---------      ---------        -----         -------          ----
 Increase (Decrease) in Equity
   Derived from Investment
   Activity........................   $(182,912)     $ (49,643)       $(639)        $(2,729)         $491
                                      =========      =========        =====         =======          ====


                                                                   INTERNATIONAL
                                                                      GROWTH           FRANKLIN TEMPLETON
                                          AGGRESSIVE GROWTH            STOCK              INTERNATIONAL           INDEX 400
                                           STOCK DIVISION            DIVISION#           EQUITY DIVISION         STOCK DIVISION
                                     ---------------------------   -------------   ---------------------------   ------------
                                      YEAR ENDED     YEAR ENDED    PERIOD ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2001           2000           2001            2001           2000           2001
-----------------------------------  ----------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividend Income...................   $  55,735       $ 29,746          $--          $ 16,480       $  9,885         $439
 Mortality and Expense Risks.......       1,156          1,141            1               719            595          163
 Taxes.............................         419            489           --               260            257           53
                                      ---------       --------          ---          --------       --------         ----
 Net Investment Income.............      54,160         28,116           (1)           15,501          9,033          223
                                      ---------       --------          ---          --------       --------         ----
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Realized Gain (Loss) on
   Investments.....................         470          3,321           --              (282)         1,818           (7)
 Unrealized Appreciation
   (Depreciation) of Investments
   During the Period...............    (113,399)       (23,838)          10           (40,155)       (12,052)         718
                                      ---------       --------          ---          --------       --------         ----
 Net Gain (Loss) on Investments....    (112,929)       (20,517)          10           (40,437)       (10,234)         711
                                      ---------       --------          ---          --------       --------         ----
 Increase (Decrease) in Equity
   Derived from Investment
   Activity........................   $ (58,769)      $  7,599          $ 9          $(24,936)      $ (1,201)        $934
                                      =========       ========          ===          ========       ========         ====


                                                                                      J.P. MORGAN SELECT
                                      INDEX 400                                        GROWTH AND INCOME
                                   STOCK DIVISION
                                     ------------   ---------------------------   ---------------------------
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2000           2001           2000           2001           2000
-----------------------------------  ------------------------------------------------------------------------
INVESTMENT INCOME
 Dividend Income...................    $ 2,587        $  7,586       $  6,953       $  4,135       $  6,106
 Mortality and Expense Risks.......         52             773            644            530            470
 Taxes.............................         22             271            275            188            201
                                       -------        --------       --------       --------       --------
 Net Investment Income.............      2,513           6,542          6,034          3,417          5,435
                                       -------        --------       --------       --------       --------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Realized Gain (Loss) on
   Investments.....................         71             352          1,026           (204)         1,538
 Unrealized Appreciation
   (Depreciation) of Investments
   During the Period...............     (1,171)        (34,280)       (13,347)       (13,126)       (15,724)
                                       -------        --------       --------       --------       --------
 Net Gain (Loss) on Investments....     (1,100)        (33,928)       (12,321)       (13,330)       (14,186)
                                       -------        --------       --------       --------       --------
 Increase (Decrease) in Equity
   Derived from Investment
   Activity........................    $ 1,413        $(27,386)      $ (6,287)      $ (9,913)      $ (8,751)
                                       =======        ========       ========       ========       ========

# The initial investment in this Division was made on July 31, 2001

    The Accompanying Notes are an Integral Part of the Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Operations
(in thousands)

                                      CAPITAL GUARDIAN                                    ASSET
                                      DOMESTIC EQUITY             INDEX 500             ALLOCATION
                                         DIVISION#             STOCK DIVISION           DIVISION#          BALANCED DIVISION
                                      ----------------   ---------------------------   ------------   ---------------------------
                                        PERIOD ENDED      YEAR ENDED     YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED
                                        DECEMBER 31,     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
            (CONTINUED)                     2001             2001           2000           2001           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend Income...................        $ 23           $ 16,748       $ 14,015         $15          $ 15,012       $ 15,457
  Mortality and Expense Risks.......           5              1,726          1,575           2               915            891
  Taxes.............................           1                633            676       --                  376            382
                                            ----           --------       --------         ---          --------       --------
  Net Investment Income.............          17             14,389         11,764          13            13,721         14,184
                                            ----           --------       --------         ---          --------       --------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Realized Gain (Loss) on
    Investments.....................          (2)             2,729          1,749           5               559          5,358
  Unrealized Appreciation
    (Depreciation) of Investments
    During the Period...............         302            (67,629)       (50,374)         60           (21,699)       (21,229)
                                            ----           --------       --------         ---          --------       --------
  Net Gain (Loss) on Investments....         300            (64,900)       (48,625)         65           (21,140)       (15,871)
                                            ----           --------       --------         ---          --------       --------
  Increase (Decrease) in Equity
    Derived from Investment
    Activity........................        $317           $(50,511)      $(36,861)        $78          $ (7,419)      $ (1,687)
                                            ====           ========       ========         ===          ========       ========


                                       HIGH YIELD BOND DIVISION        SELECT BOND DIVISION          MONEY MARKET DIVISION
                                      ---------------------------   ---------------------------   ---------------------------
                                       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
            (CONTINUED)                   2001           2000           2001           2000           2001           2000
------------------------------------  ---------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend Income...................    $ 2,905        $ 2,383         $1,762         $1,285         $3,627         $4,666
  Mortality and Expense Risks.......        108             82            123             75            419            278
  Taxes.............................         38             35             44             31            112            150
                                        -------        -------         ------         ------         ------         ------
  Net Investment Income.............      2,759          2,266          1,595          1,179          3,096          4,238
                                        -------        -------         ------         ------         ------         ------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Realized Gain (Loss) on
    Investments.....................     (1,060)          (626)           (45)           (82)        --             --
  Unrealized Appreciation
    (Depreciation) of Investments
    During the Period...............       (861)        (2,680)         1,419            829         --             --
                                        -------        -------         ------         ------         ------         ------
  Net Gain (Loss) on Investments....     (1,921)        (3,306)         1,374            747         --             --
                                        -------        -------         ------         ------         ------         ------
  Increase (Decrease) in Equity
    Derived from Investment
    Activity........................    $   838        $(1,040)        $2,969         $1,926         $3,096         $4,238
                                        =======        =======         ======         ======         ======         ======

# The initial investment in this Division was made on July 31, 2001

    The Accompanying Notes are an Integral Part of the Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Operations
(in thousands)

                                     RUSSELL MULTI-              RUSSELL AGGRESSIVE               RUSSELL NON-
                                  STYLE EQUITY DIVISION            EQUITY DIVISION                U.S. DIVISION
                               ---------------------------   ---------------------------   ---------------------------
                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
(CONTINUED)                        2001           2000           2001           2000           2001           2000
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend Income............    $ 1,011        $   989         $  26         $ 1,909        $   195        $ 1,559
  Mortality and Expense
    Risks....................        180            105            85              45            103             60
  Taxes......................         60             45            28              20             35             26
                                 -------        -------         -----         -------        -------        -------
  Net Investment Income......        771            839           (87)          1,844             57          1,473
                                 -------        -------         -----         -------        -------        -------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Realized Gain (Loss) on
    Investments..............       (545)          (121)         (173)             47         (1,972)            31
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period...................     (7,053)        (5,159)          217          (2,428)        (5,137)        (4,148)
                                 -------        -------         -----         -------        -------        -------
  Net Gain (Loss) on
    Investments..............     (7,598)        (5,280)           44          (2,381)        (7,109)        (4,117)
                                 -------        -------         -----         -------        -------        -------
  Increase (Decrease) in
    Equity Derived from
    Investment Activity......    $(6,827)       $(4,441)        $ (43)        $  (537)       $(7,052)       $(2,644)
                                 =======        =======         =====         =======        =======        =======

                                   RUSSELL REAL ESTATE                 RUSSELL
                                   SECURITIES DIVISION           CORE BOND DIVISION
                               ---------------------------   ---------------------------
                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
(CONTINUED)                        2001           2000           2001           2000
-----------------------------  ---------------------------------------------------------
INVESTMENT INCOME
  Dividend Income............     $ 633           $204           $820           $246
  Mortality and Expense
    Risks....................        47             14             25              9
  Taxes......................        16              6              8              4
                                  -----           ----           ----           ----
  Net Investment Income......       570            184            787            233
                                  -----           ----           ----           ----
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
  Realized Gain (Loss) on
    Investments..............       486              1            184             (8)
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period...................      (130)           692            (46)           257
                                  -----           ----           ----           ----
  Net Gain (Loss) on
    Investments..............       356            693            138            249
                                  -----           ----           ----           ----
  Increase (Decrease) in
    Equity Derived from
    Investment Activity......     $ 926           $877           $925           $482
                                  =====           ====           ====           ====

# The initial investment in this Division was made on July 31, 2001

    The Accompanying Notes are an Integral Part of the Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Changes in Equity
(in thousands)

                                                                                     T. ROWE
                                                                                      PRICE
                                                                                    SMALL CAP
                                                          SMALL CAP GROWTH            VALUE            AGGRESSIVE GROWTH
                                COMBINED                   STOCK DIVISION           DIVISION#           STOCK DIVISION
                       ---------------------------   ---------------------------   ------------   ---------------------------
                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED
                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                           2001           2000           2001           2000           2001           2001           2000
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS
 Net Investment
   Income............   $  117,174     $   89,977      $  (364)       $   642         $    8       $  54,160       $ 28,116
 Net Realized Gain
   (Loss)............          199         15,962         (296)         1,839         --                 470          3,321
 Net Change in
   unrealized
   Appreciation
   (Depreciation)....     (300,285)      (155,582)          21         (5,210)           483        (113,399)       (23,838)
                        ----------     ----------      -------        -------         ------       ---------       --------
 Increase (Decrease)
   in Equity.........     (182,912)       (49,643)        (639)        (2,729)           491         (58,769)         7,599
                        ----------     ----------      -------        -------         ------       ---------       --------

EQUITY TRANSACTIONS
 Policyowners' Net
   Payments..........      697,763        613,832       23,485          8,148            434          66,834         46,622
 Policy Loans and
   Surrenders........     (112,180)       (85,955)      (4,593)        (1,391)           (67)        (18,126)       (17,395)
 Death Benefits,
   Mortality and
   Other (net).......     (107,907)       (91,405)      (4,385)        (1,558)           (58)        (13,223)       (10,329)
 Transfers from Other
   Divisions.........      402,319        419,640       26,320         44,208          5,543          43,394         65,880
 Transfers to Other
   Divisions.........     (402,319)      (419,640)      (7,922)        (3,863)           (41)        (23,039)       (20,612)
                        ----------     ----------      -------        -------         ------       ---------       --------
Increase in Equity
 Derived from Equity
 Transactions........      477,676        436,472       32,905         45,544          5,811          55,840         64,166
                        ----------     ----------      -------        -------         ------       ---------       --------
Net Increase in
 Equity..............      294,764        386,829       32,266         42,815          6,302          (2,929)        71,765

EQUITY
 Beginning of
   Period............    1,600,781      1,213,952       50,377          7,562         --             277,825        206,060
                        ----------     ----------      -------        -------         ------       ---------       --------
 End of Period.......   $1,895,545     $1,600,781      $82,643        $50,377         $6,302       $ 274,896       $277,825
                        ==========     ==========      =======        =======         ======       =========       ========


                       INTERNATIONAL
                          GROWTH           FRANKLIN TEMPLETON
                           STOCK          INTERNATIONAL EQUITY                INDEX 400
                         DIVISION#              DIVISION                   STOCK DIVISION             GROWTH STOCK DIVISION
                       -------------   ---------------------------   ---------------------------   ---------------------------
                       PERIOD ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                       DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                           2001            2001           2000           2001           2000           2001           2000
---------------------  -------------------------------------------------------------------------------------------------------
OPERATIONS
 Net Investment
   Income............     $   (1)        $ 15,501       $  9,033       $   223        $ 2,513        $  6,542       $  6,034
 Net Realized Gain
   (Loss)............     --                 (282)         1,818            (7)            71             352          1,026
 Net Change in
   unrealized
   Appreciation
   (Depreciation)....         10          (40,155)       (12,052)          718         (1,171)        (34,280)       (13,347)
                          ------         --------       --------       -------        -------        --------       --------
 Increase (Decrease)
   in Equity.........          9          (24,936)        (1,201)          934          1,413         (27,386)        (6,287)
                          ------         --------       --------       -------        -------        --------       --------
EQUITY TRANSACTIONS
 Policyowners' Net
   Payments..........         98           41,543         32,762        12,735          3,691          52,360         37,607
 Policy Loans and
   Surrenders........     --              (10,571)        (8,140)       (2,168)          (586)        (11,723)        (9,123)
 Death Benefits,
   Mortality and
   Other (net).......        (11)          (7,910)        (6,157)       (2,455)          (724)        (10,223)        (7,575)
 Transfers from Other
   Divisions.........      1,041           26,521         28,171        25,046         17,439          37,491         44,134
 Transfers to Other
   Divisions.........         (1)         (11,896)       (10,026)       (3,729)        (1,179)        (16,082)       (12,837)
                          ------         --------       --------       -------        -------        --------       --------
Increase in Equity
 Derived from Equity
 Transactions........      1,127           37,687         36,610        29,429         18,641          51,823         52,206
                          ------         --------       --------       -------        -------        --------       --------
Net Increase in
 Equity..............      1,136           12,751         35,409        30,363         20,054          24,437         45,919
EQUITY
 Beginning of
   Period............     --              157,917        122,508        24,314          4,260         171,678        125,759
                          ------         --------       --------       -------        -------        --------       --------
 End of Period.......     $1,136         $170,668       $157,917       $54,677        $24,314        $196,115       $171,678
                          ======         ========       ========       =======        =======        ========       ========


                           J.P. MORGAN SELECT
                            GROWTH AND INCOME
                             STOCK DIVISION
                       ---------------------------
                        YEAR ENDED     YEAR ENDED
                       DECEMBER 31,   DECEMBER 31,
                           2001           2000
---------------------  ---------------------------
OPERATIONS
 Net Investment
   Income............    $  3,417       $  5,435
 Net Realized Gain
   (Loss)............        (204)         1,538
 Net Change in
   unrealized
   Appreciation
   (Depreciation)....     (13,126)       (15,724)
                         --------       --------
 Increase (Decrease)
   in Equity.........      (9,913)        (8,751)
                         --------       --------
EQUITY TRANSACTIONS
 Policyowners' Net
   Payments..........      32,889         29,344
 Policy Loans and
   Surrenders........      (9,380)        (6,846)
 Death Benefits,
   Mortality and
   Other (net).......      (6,571)        (6,174)
 Transfers from Other
   Divisions.........      20,061         17,575
 Transfers to Other
   Divisions.........      (7,529)       (16,300)
                         --------       --------
Increase in Equity
 Derived from Equity
 Transactions........      29,470         17,599
                         --------       --------
Net Increase in
 Equity..............      19,557          8,848
EQUITY
 Beginning of
   Period............     112,099        103,251
                         --------       --------
 End of Period.......    $131,656       $112,099
                         ========       ========

# The initial investment in this Division was made on July 31, 2001

    The Accompanying Notes are an Integral Part of the Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Changes in Equity
(in thousands)

                                  CAPITAL GUARDIAN
                                  DOMESTIC EQUITY             INDEX 500            ASSET ALLOCATION
                                     DIVISION#             STOCK DIVISION             DIVISION#            BALANCED DIVISION
                                  ----------------   ---------------------------   ----------------   ---------------------------
                                    PERIOD ENDED      YEAR ENDED     YEAR ENDED      PERIOD ENDED      YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,     DECEMBER 31,   DECEMBER 31,     DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
(CONTINUED)                             2001             2001           2000             2001             2001           2000
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
 Net Investment Income..........       $   17          $ 14,389       $ 11,764          $   13          $ 13,721       $ 14,184
 Net Realized Gain (Loss).......           (2)            2,729          1,749               5               559          5,358
 Net Change in unrealized
   Appreciation
   (Depreciation)...............          302           (67,629)       (50,374)             60           (21,699)       (21,229)
                                       ------          --------       --------          ------          --------       --------
Increase (Decrease) in Equity...          317           (50,511)       (36,861)             78            (7,419)        (1,687)
                                       ------          --------       --------          ------          --------       --------

EQUITY TRANSACTIONS
 Policyowners' Net Payments.....          420           104,548         85,004              76            30,367         25,988
 Policy Loans and Surrenders....          (62)          (25,831)       (20,850)            (15)          (11,836)       (11,702)
 Death Benefits, Mortality and
   Other (net)..................          (47)          (20,549)       (16,957)            (30)           (6,614)        (5,718)
 Transfers from Other
   Divisions....................        4,971            67,234         69,748           2,086            21,637         14,233
 Transfers to Other Divisions...          (28)          (29,177)       (28,136)             (1)          (11,057)       (16,597)
                                       ------          --------       --------          ------          --------       --------
Increase in Equity Derived from
 Equity Transactions............        5,254            96,225         88,809           2,116            22,497          6,204
                                       ------          --------       --------          ------          --------       --------
Net Increase in Equity..........        5,571            45,714         51,948           2,194            15,078          4,517

EQUITY
 Beginning of Period............      --                379,993        328,045         --                192,948        188,431
                                       ------          --------       --------          ------          --------       --------
 End of Period..................       $5,571          $425,707       $379,993          $2,194          $208,026       $192,948
                                       ======          ========       ========          ======          ========       ========


                                          HIGH YIELD
                                         BOND DIVISION             SELECT BOND DIVISION          MONEY MARKET DIVISION
                                  ---------------------------   ---------------------------   ---------------------------
                                   YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
(CONTINUED)                           2001           2000           2001           2000           2001           2000
--------------------------------  ---------------------------------------------------------------------------------------
OPERATIONS
 Net Investment Income..........    $ 2,759        $ 2,266        $ 1,595        $ 1,179       $   3,096      $   4,238
 Net Realized Gain (Loss).......     (1,060)          (626)           (45)           (82)         --             --
 Net Change in unrealized
   Appreciation
   (Depreciation)...............       (861)        (2,680)         1,419            829          --             --
                                    -------        -------        -------        -------       ---------      ---------
Increase (Decrease) in Equity...        838         (1,040)         2,969          1,926           3,096          4,238
                                    -------        -------        -------        -------       ---------      ---------
EQUITY TRANSACTIONS
 Policyowners' Net Payments.....      6,831          6,244          8,111          5,193         265,283        312,705
 Policy Loans and Surrenders....     (2,040)        (1,031)        (1,894)          (930)         (7,403)        (5,338)
 Death Benefits, Mortality and
   Other (net)..................     (1,318)        (1,023)        (1,589)          (930)        (24,561)       (30,361)
 Transfers from Other
   Divisions....................      6,262          3,354         23,459          6,989          35,827         26,244
 Transfers to Other Divisions...     (3,473)        (3,972)       (12,147)        (3,102)       (252,248)      (287,463)
                                    -------        -------        -------        -------       ---------      ---------
Increase in Equity Derived from
 Equity Transactions............      6,262          3,572         15,940          7,220          16,898         15,787
                                    -------        -------        -------        -------       ---------      ---------
Net Increase in Equity..........      7,100          2,532         18,909          9,146          19,994         20,025
EQUITY
 Beginning of Period............     20,497         17,965         24,473         15,327          87,426         67,401
                                    -------        -------        -------        -------       ---------      ---------
 End of Period..................    $27,597        $20,497        $43,382        $24,473       $ 107,420      $  87,426
                                    =======        =======        =======        =======       =========      =========

# The initial investment in this Division was made on July 31, 2001

    The Accompanying Notes are an Integral Part of the Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Changes in Equity
(in thousands)

                                       RUSSELL MULTI-STYLE           RUSSELL AGGRESSIVE               RUSSELL NON-
                                         EQUITY DIVISION               EQUITY DIVISION                U.S. DIVISION
                                   ---------------------------   ---------------------------   ---------------------------
                                    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
(CONTINUED)                            2001           2000           2001           2000           2001           2000
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net Investment Income..........    $   771        $   839        $   (87)       $ 1,844        $     57       $ 1,473
  Net Realized Gain (Loss).......       (545)          (121)          (173)            47          (1,972)           31
  Net Change in unrealized
    Appreciation
    (Depreciation)...............     (7,053)        (5,159)           217         (2,428)         (5,137)       (4,148)
                                     -------        -------        -------        -------        --------       -------
Increase (Decrease) in Equity....     (6,827)        (4,441)           (43)          (537)         (7,052)       (2,644)
                                     -------        -------        -------        -------        --------       -------

EQUITY TRANSACTIONS
  Policyowners' Net Payments.....     21,720          9,683          8,802          3,674          12,021         5,228
  Policy Loans and Surrenders....     (2,510)        (1,153)        (1,295)          (550)         (1,528)         (550)
  Death Benefits, Mortality and
    Other (net)..................     (3,622)        (1,847)        (1,605)          (762)         (1,813)         (884)
  Transfers from Other
    Divisions....................     16,182         30,351          8,226         14,978          15,996        25,372
  Transfers to Other Divisions...     (5,154)        (5,256)        (4,141)        (2,922)        (10,603)       (6,442)
                                     -------        -------        -------        -------        --------       -------
Increase in Equity Derived from
  Equity Transactions............     26,616         31,778          9,987         14,418          14,073        22,724
                                     -------        -------        -------        -------        --------       -------
Net Increase in Equity...........     19,789         27,337          9,944         13,881           7,021        20,080

EQUITY
  Beginning of Period............     41,075         13,738         19,237          5,356          25,687         5,607
                                     -------        -------        -------        -------        --------       -------
  End of Period..................    $60,864        $41,075        $29,181        $19,237        $ 32,708       $25,687
                                     =======        =======        =======        =======        ========       =======

                                       RUSSELL REAL ESTATE              RUSSELL CORE
                                       SECURITIES DIVISION              BOND DIVISION
                                   ---------------------------   ---------------------------
                                    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
(CONTINUED)                            2001           2000           2001           2000
---------------------------------  ---------------------------------------------------------
OPERATIONS
  Net Investment Income..........    $   570         $  184        $   787         $  233
  Net Realized Gain (Loss).......        486              1            184             (8)
  Net Change in unrealized
    Appreciation
    (Depreciation)...............       (130)           692            (46)           257
                                     -------         ------        -------         ------
Increase (Decrease) in Equity....        926            877            925            482
                                     -------         ------        -------         ------
EQUITY TRANSACTIONS
  Policyowners' Net Payments.....      3,200          1,150          6,006            789
  Policy Loans and Surrenders....       (833)           (73)          (305)          (297)
  Death Benefits, Mortality and
    Other (net)..................       (660)          (198)          (663)          (208)
  Transfers from Other
    Divisions....................      8,119          5,039          6,903          5,925
  Transfers to Other Divisions...     (2,497)          (431)        (1,554)          (502)
                                     -------         ------        -------         ------
Increase in Equity Derived from
  Equity Transactions............      7,329          5,487         10,387          5,707
                                     -------         ------        -------         ------
Net Increase in Equity...........      8,255          6,364         11,312          6,189
EQUITY
  Beginning of Period............      7,512          1,148          7,723          1,534
                                     -------         ------        -------         ------
  End of Period..................    $15,767         $7,512        $19,035         $7,723
                                     =======         ======        =======         ======

# The initial investment in this Division was made on July 31, 2001

    The Accompanying Notes are an Integral Part of the Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
(For a unit outstanding during the period)

                                                               UNIT VALUE,     INCREASE
                                              YEAR OR PERIOD    BEGINNING    (DECREASE) IN    UNIT VALUE,      TOTAL     EXPENSE
                  DIVISION                        ENDED         OF PERIOD       EQUITY       END OF PERIOD   RETURN(2)   RATIO(3)
---------------------------------------------------------------------------------------------------------------------------------
VARIABLE LIFE
Small Cap Growth Stock......................     12/31/01       $1.625492     $(0.072172)      $1.553320       (4.44%)    0.70%
T. Rowe Price Small Cap Value (1)...........     12/31/01        1.000000       0.014592        1.014592        1.46%     0.70%
Aggressive Growth Stock.....................     12/31/01        3.065764      (0.626551)       2.439213      (20.44%)    0.70%
International Growth Stock (1)..............     12/31/01        1.000000      (0.096657)       0.903343       (9.67%)    0.70%
Franklin Templeton International Equity.....     12/31/01        1.903987      (0.278048)       1.625939      (14.60%)    0.70%
Index 400 Stock.............................     12/31/01        1.240431      (0.016775)       1.223656       (1.35%)    0.70%
Growth Stock................................     12/31/01        3.009395      (0.445945)       2.563450      (14.82%)    0.70%
J.P. Morgan Select Growth and Income
  Stock.....................................     12/31/01        2.409229      (0.202875)       2.206354       (8.42%)    0.70%
Capital Guardian Domestic Equity (1)........     12/31/01        1.000000      (0.024750)       0.975250       (2.48%)    0.70%
Index 500 Stock.............................     12/31/01        8.120164      (1.014851)       7.105313      (12.50%)    0.70%
Asset Allocation (1)........................     12/31/01        1.000000      (0.023889)       0.976111       (2.39%)    0.70%
Balanced....................................     12/31/01        5.984864      (0.229274)       5.755590       (3.83%)    0.70%
High Yield Bond.............................     12/31/01        1.485108       0.063770        1.548878        4.29%     0.70%
Select Bond.................................     12/31/01        3.963949       0.380276        4.344225        9.59%     0.70%
Money Market................................     12/31/01        2.353569       0.075030        2.428599        3.19%     0.70%
Russell Multi-Style Equity..................     12/31/01        0.907213      (0.134361)       0.772852      (14.81%)    0.70%
Russell Aggressive Equity...................     12/31/01        1.032281      (0.031476)       1.000805       (3.05%)    0.70%
Russell Non-U.S.............................     12/31/01        1.054966      (0.238179)       0.816787      (22.58%)    0.70%
Russell Real Estate Securities..............     12/31/01        1.185448       0.083946        1.269394        7.08%     0.70%
Russell Core Bond...........................     12/31/01        1.094091       0.072780        1.166871        6.65%     0.70%

                                                               UNIT VALUE,     INCREASE
                                              YEAR OR PERIOD    BEGINNING    (DECREASE) IN    UNIT VALUE,      TOTAL     EXPENSE
                  DIVISION                        ENDED         OF PERIOD       EQUITY       END OF PERIOD   RETURN(2)   RATIO(3)
---------------------------------------------------------------------------------------------------------------------------------
VARIABLE COMPLIFE
Small Cap Growth Stock......................     12/31/01       $1.627985     $(0.070672)      $1.557313       (4.34%)    0.60%
T. Rowe Price Small Cap Value (1)...........     12/31/01        1.000000       0.015029        1.015029        1.50%     0.60%
Aggressive Growth Stock.....................     12/31/01        2.345657      (0.477468)       1.868189      (20.36%)    0.60%
International Growth Stock (1)..............     12/31/01        1.000000      (0.096278)       0.903722       (9.63%)    0.60%
Franklin Templeton International Equity.....     12/31/01        1.732972      (0.251549)       1.481423      (14.52%)    0.60%
Index 400 Stock.............................     12/31/01        1.242339      (0.015540)       1.226799       (1.25%)    0.60%
Growth Stock................................     12/31/01        2.451994      (0.361209)       2.090785      (14.73%)    0.60%
J.P. Morgan Select Growth and Income
  Stock.....................................     12/31/01        1.981528      (0.164993)       1.816535       (8.33%)    0.60%
Capital Guardian Domestic Equity (1)........     12/31/01        1.000000      (0.024335)       0.975665       (2.43%)    0.60%
Index 500 Stock.............................     12/31/01        2.402584      (0.298124)       2.104460      (12.41%)    0.60%
Asset Allocation (1)........................     12/31/01        1.000000      (0.023476)       0.976524       (2.35%)    0.60%
Balanced....................................     12/31/01        1.853571      (0.069171)       1.784400       (3.73%)    0.60%
High Yield Bond.............................     12/31/01        1.266464       0.055737        1.322201        4.40%     0.60%
Select Bond.................................     12/31/01        1.328892       0.128981        1.457873        9.71%     0.60%
Money Market................................     12/31/01        1.283261       0.042267        1.325528        3.29%     0.60%
Russell Multi-Style Equity..................     12/31/01        0.908607      (0.133773)       0.774834      (14.72%)    0.60%
Russell Aggressive Equity...................     12/31/01        1.033884      (0.030497)       1.003387       (2.95%)    0.60%
Russell Non-U.S.............................     12/31/01        1.056582      (0.237709)       0.818873      (22.50%)    0.60%
Russell Real Estate Securities..............     12/31/01        1.187265       0.085378        1.272643        7.19%     0.60%
Russell Core Bond...........................     12/31/01        1.095758       0.074097        1.169855        6.76%     0.60%

(1) Portfolio commenced operations on July 31, 2001.

(2) Total Return includes deductions for management and other expenses; excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.

(3) Computed on an annualized basis. Does not include expenses of the underlying portfolio.

    The Accompanying Notes are an Integral Part of the Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
(For a unit outstanding during the period)


                                                                UNIT VALUE,     INCREASE
                                               YEAR OR PERIOD   BEGINNING     (DECREASE) IN   UNIT VALUE,      TOTAL      EXPENSE
                  DIVISION                        ENDED         OF PERIOD        EQUITY       END OF PERIOD   RETURN(2)   RATIO(3)
---------------------------------------------------------------------------------------------------------------------------------
VARIABLE EXECUTIVE LIFE
Small Cap Growth Stock.......................     12/31/01      $19.859931     $ (0.747302)    $ 19.112629      (3.76%)    0.00%
T. Rowe Price Small Cap Value (1)............     12/31/01       10.000000        0.175772       10.175772       1.76%     0.00%
Aggressive Growth Stock......................     12/31/01       60.845203      (12.091795)      48.753408     (19.87%)    0.00%
International Growth Stock (1)...............     12/31/01       10.000000       (0.940000)       9.060000      (9.40%)    0.00%
Franklin Templeton International Equity......     12/31/01        2.477334       (0.346781)       2.130553     (14.00%)    0.00%
Index 400 Stock..............................     12/31/01       13.224995       (0.086543)      13.138452      (0.65%)    0.00%
Growth Stock.................................     12/31/01       31.531943       (4.482417)      27.049526     (14.22%)    0.00%
J.P. Morgan Select Growth and Income Stock...     12/31/01       25.243989       (1.962061)      23.281928      (7.77%)    0.00%
Capital Guardian Domestic Equity (1).........     12/31/01       10.000000       (0.218792)       9.781208      (2.19%)    0.00%
Index 500 Stock..............................     12/31/01       51.325633       (6.096747)      45.228886     (11.88%)    0.00%
Asset Allocation (1).........................     12/31/01       10.000000       (0.210197)       9.789803      (2.10%)    0.00%
Balanced.....................................     12/31/01       94.345469       (2.972733)      91.372736      (3.15%)    0.00%
High Yield Bond..............................     12/31/01       15.560950        0.782881       16.343831       5.03%     0.00%
Select Bond..................................     12/31/01       98.036463       10.163796      108.200259      10.37%     0.00%
Money Market.................................     12/31/01       32.311690        1.265628       33.577318       3.92%     0.00%
Russell Multi-Style Equity...................     12/31/01        9.440627       (1.341174)       8.099453     (14.21%)    0.00%
Russell Aggressive Equity....................     12/31/01       11.017913       (0.260391)      10.757522      (2.36%)    0.00%
Russell Non-U.S..............................     12/31/01       10.725190       (2.362632)       8.362558     (22.03%)    0.00%
Russell Real Estate Securities...............     12/31/01       11.800164        0.924897       12.725061       7.84%     0.00%
Russell Core Bond............................     12/31/01       10.905549        0.807668       11.713217       7.41%     0.00%


                                                                UNIT VALUE,     INCREASE
                                               YEAR OR PERIOD   BEGINNING     (DECREASE) IN   UNIT VALUE,      TOTAL      EXPENSE
                  DIVISION                        ENDED         OF PERIOD        EQUITY       END OF PERIOD   RETURN(2)   RATIO(3)
---------------------------------------------------------------------------------------------------------------------------------
VARIABLE JOINT LIFE
Small Cap Growth Stock.......................     12/31/01      $19.859931     $ (0.747302)    $ 19.112629      (3.76%)    0.00%
T. Rowe Price Small Cap Value (1)............     12/31/01       10.000000        0.175772       10.175772       1.76%     0.00%
Aggressive Growth Stock......................     12/31/01       60.845203      (12.091795)      48.753408     (19.87%)    0.00%
International Growth Stock (1)...............     12/31/01       10.000000       (0.940000)       9.060000      (9.40%)    0.00%
Franklin Templeton International Equity......     12/31/01        2.477334       (0.346781)       2.130553     (14.00%)    0.00%
Index 400 Stock..............................     12/31/01       13.224995       (0.086543)      13.138452      (0.65%)    0.00%
Growth Stock.................................     12/31/01       31.531943       (4.482417)      27.049526     (14.22%)    0.00%
J.P. Morgan Select Growth and Income Stock...     12/31/01       25.243989       (1.962061)      23.281928      (7.77%)    0.00%
Capital Guardian Domestic Equity (1).........     12/31/01       10.000000       (0.218792)       9.781208      (2.19%)    0.00%
Index 500 Stock..............................     12/31/01       51.325633       (6.096747)      45.228886     (11.88%)    0.00%
Asset Allocation (1).........................     12/31/01       10.000000       (0.210197)       9.789803      (2.10%)    0.00%
Balanced.....................................     12/31/01       94.345469       (2.972733)      91.372736      (3.15%)    0.00%
High Yield Bond..............................     12/31/01       15.560950        0.782881       16.343831       5.03%     0.00%
Select Bond..................................     12/31/01       98.036463       10.163796      108.200259      10.37%     0.00%
Money Market.................................     12/31/01       32.311690        1.265628       33.577318       3.92%     0.00%
Russell Multi-Style Equity...................     12/31/01        9.440627       (1.341174)       8.099453     (14.21%)    0.00%
Russell Aggressive Equity....................     12/31/01       11.017913       (0.260391)      10.757522      (2.36%)    0.00%
Russell Non-U.S..............................     12/31/01       10.725190       (2.362632)       8.362558     (22.03%)    0.00%
Russell Real Estate Securities...............     12/31/01       11.800164        0.924897       12.725061       7.84%     0.00%
Russell Core Bond............................     12/31/01       10.905549        0.807668       11.713217       7.41%     0.00%

(1) Portfolio commenced operations on July 31, 2001.

(2) Total Return includes deductions for management and other expenses; excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.

(3) Computed on an annualized basis. Does not include expenses of the underlying portfolio.

    The Accompanying Notes are an Integral Part of the Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Notes to Financial Statements
December 31, 2001

NOTE 1 -- Northwestern Mutual Variable Life Account ("the Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") used to fund variable life insurance policies.

NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

NOTE 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds (collectively known as "the Funds"). The shares are valued at the Funds' offering and redemption prices per share. The Funds are diversified open-end investment companies registered under the Investment Company Act of 1940.

NOTE 4 -- Dividend income from the Funds is recorded on the record date of the dividends. Transactions in the Funds' shares are accounted for on the trade date. The basis for determining cost on sale of Funds' shares is identified cost. Purchase and sales of the Funds' shares for the year ended December 31, 2001 by each Division are shown below:

DIVISION                           PURCHASES         SALES
--------                           ---------         -----
Small Cap Growth Stock........    $ 36,062,728    $ 3,628,084
T. Rowe Small Cap Value.......       5,920,531        103,389
Aggressive Growth Stock.......     120,218,505     10,144,810
International Growth Stock....       1,135,646          9,892
Franklin Templeton
  International Equity........      57,676,693      4,667,094
Index 400 Stock...............      30,946,024      1,280,888
Growth Stock..................      63,653,548      5,326,105
J.P. Morgan Select Growth and
  Income Stock................      37,325,853      4,450,776
Capital Guardian Domestic
  Equity......................       5,377,702        111,526
Index 500 Stock...............     124,872,507     14,408,478
Asset Allocation..............       2,175,042         44,592
Balanced......................      41,511,869      5,513,138
High Yield Bond...............      11,212,886      2,199,213
Select Bond...................      20,671,693      3,164,962

DIVISION                           PURCHASES         SALES
--------                           ---------         -----
Money Market..................      91,193,504     71,307,576
Russell Multi-Style Equity....      29,803,353      2,450,663
Russell Aggressive Equity.....      11,736,452      1,834,549
Russell Non-U.S...............      18,563,013      4,472,046
Russell Real Estate
  Securities..................       9,899,757      1,794,537
Russell Core Bond.............      12,883,583      1,588,423

NOTE 5 -- A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual. Generally, for Variable Life policies issued before October 11, 1995, and Variable Complife policies issued on or after October 11, 1995 the deduction is at an annual rate of .50% and .60%, respectively, of the net assets of the Account. A deduction for the mortality and expense risks for the Variable Executive Life policies issued on or after March 3, 1998 and Variable Joint Life polices issued on or after December 10, 1998 are determined monthly at an annual rate of .75% of the amount invested in the Account for the Policy for the first ten Policy years, and .30% thereafter. The mortality risk is that insureds may not live as long as estimated. The expense risk is that expenses of issuing and administering the policies may exceed the estimated costs.

Certain deductions are also made from the annual, single or other premiums before amounts are allocated to the Account. These deductions are for (1) sales load, (2) administrative expenses, (3) taxes and (4) a risk charge for the guaranteed minimum death benefit.

Additional mortality costs are deducted from the policy annually and are paid to Northwestern Mutual to cover the cost of providing insurance protection. This cost is actuarially calculated based upon the insured's age, the 1980 Commissioners Standard Ordinary Mortality Table and the amount of insurance provided under the policy.

NOTE 6 -- Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code. The variable life insurance policies which are funded in the Account are taxed as part of the operations of Northwestern Mutual. Policies provide that a charge for taxes may be made against the assets of the Account. Generally, for Variable Life policies issued before October 11, 1995, Northwestern Mutual charges the Account at an annual rate of .20% of the Account's net assets and reserves the right to increase, decrease or eliminate the charge for taxes in the future.

Generally, for Variable Complife policies issued on or after October 11, 1995, and for Variable Executive Life policies issued on or after March 2, 1998, and Variable Joint Life policies issued on or after December 10, 1998, there is no charge being made against the assets of the Account for federal income taxes, but Northwestern Mutual reserves the right to charge for taxes in the future.

NOTE 7 -- The Account is credited for the policyowners' net annual premiums at the respective policy anniversary dates regardless of when policyowners actually pay their premiums. Northwestern Mutual's equity represents any unpaid portion of net annual premiums. This applies to Variable Life and Variable Complife policies only.

NOTE 8 -- Equity Values by Division are shown below:
(in thousands, except accumulation unit values)

                                                                     VARIABLE LIFE
                                                                POLICIES ISSUED BEFORE
                                                                   OCTOBER 11, 1995
                                                                      EQUITY OF:
                                                                -----------------------     TOTAL
DIVISION                                                        POLICYOWNERS      NML       EQUITY
---------------------------------------------------------------------------------------------------
Small Cap Growth Stock......................................      $  9,126      $   446    $  9,572
T. Rowe Price Small Cap Value...............................         1,474           68       1,542
Aggressive Growth Stock.....................................        54,639        3,167      57,806
International Growth Stock..................................           266           13         279
Franklin Templeton International Equity.....................        35,423        2,257      37,680
Index 400 Stock.............................................         5,623          249       5,872
Growth Stock................................................        27,807        1,451      29,258
J.P. Morgan Select Growth and Income Stock..................        22,535        1,363      23,898
Capital Guardian Domestic Equity............................         1,040           55       1,095
Index 500 Stock.............................................        99,331        4,331     103,662
Asset Allocation............................................           540           28         568
Balanced....................................................       130,224        3,828     134,052
High Yield Bond.............................................         4,109          259       4,368
Select Bond.................................................        10,455          372      10,827
Money Market................................................         7,967          271       8,238
Russell Multi-Style.........................................         3,566          175       3,741
Russell Aggressive Equity...................................         2,423          102       2,525
Russell Non-U.S. ...........................................         2,586          146       2,732
Russell Real Estate Securities..............................         2,336           84       2,420
Russell Core Bond...........................................         1,110           40       1,150
                                                                  --------      -------    --------
                                                                  $422,580      $18,705    $441,285
                                                                  ========      =======    ========

                                                                   VARIABLE COMPLIFE
                                                                    POLICIES ISSUED
                                                                      ON OR AFTER
                                                                    OCTOBER 11, 1995
                                                                       EQUITY OF:
                                                                ------------------------      TOTAL
DIVISION                                                        POLICYOWNERS      NML         EQUITY
------------------------------------------------------------------------------------------------------
Small Cap Growth Stock......................................     $   50,047     $ 18,621    $   68,668
T. Rowe Price Small Cap Value...............................          2,927        1,146         4,073
Aggressive Growth Stock.....................................        169,999       40,075       210,074
International Growth Stock..................................            488          282           770
Franklin Templeton International Equity.....................        102,320       24,572       126,892
Index 400 Stock.............................................         32,202       12,452        44,654
Growth Stock................................................        123,231       32,268       155,499
J.P. Morgan Select Growth and Income Stock..................         82,960       19,583       102,543
Capital Guardian Domestic Equity............................          2,461          950         3,411
Index 500 Stock.............................................        238,275       61,549       299,824
Asset Allocation............................................          1,083          318         1,401
Balanced....................................................         53,255       13,586        66,841
High Yield Bond.............................................         17,525        4,052        21,577
Select Bond.................................................         17,630        4,481        22,111
Money Market................................................         54,002       32,924        86,926
Russell Multi-Style Equity..................................         32,131       12,215        44,346
Russell Aggressive Equity...................................         15,451        5,721        21,172
Russell Non-U.S. ...........................................         16,432        6,148        22,580
Russell Real Estate Securities..............................          7,941        3,262        11,203
Russell Core Bond...........................................          4,380        1,530         5,910
                                                                 ----------     --------    ----------
                                                                 $1,024,740     $295,735    $1,320,475
                                                                 ==========     ========    ==========

                                                                   VARIABLE        VARIABLE JOINT
                                                                EXECUTIVE LIFE      LIFE POLICIES
                                                                POLICIES ISSUED       ISSUED ON
                                                                  ON OR AFTER         OR AFTER
                                                                 MARCH 2, 1998    DECEMBER 10, 1998
                                                                ---------------   -----------------
DIVISION                                                         TOTAL EQUITY       TOTAL EQUITY
---------------------------------------------------------------------------------------------------
Small Cap Growth Stock......................................        $   789            $ 3,614
T. Rowe Price Small Cap Value...............................            158                529
Aggressive Growth Stock.....................................          3,167              3,848
International Growth Stock..................................              4                 83
Franklin Templeton International Equity.....................          2,738              3,357
Index 400 Stock.............................................          1,223              2,928
Growth Stock................................................          5,429              5,929
J.P. Morgan Select Growth and Income Stock..................          2,045              3,170
Capital Guardian Domestic Equity............................            183                881
Index 500 Stock.............................................          8,770             13,451
Asset Allocation............................................              2                223
Balanced....................................................          2,852              4,281
High Yield Bond.............................................          1,122                530
Select Bond.................................................          8,790              1,654
Money Market................................................          4,697              7,560
Russell Multi-Style Equity..................................          8,844              3,934
Russell Aggressive Equity...................................          4,079              1,406
Russell Non-U.S. ...........................................          5,397              2,000
Russell Real Estate Securities..............................            960              1,183
Russell Core Bond...........................................         11,404                571
                                                                    -------            -------
                                                                    $72,653            $61,132
                                                                    =======            =======

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Financial Position
(in millions)

The following financial statement of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Policies.

                                                                   DECEMBER 31,
                                                                ------------------
                                                                 2001       2000
----------------------------------------------------------------------------------
ASSETS
  Bonds.....................................................    $44,306    $40,607
  Common and preferred stocks...............................      5,369      6,216
  Mortgage loans............................................     15,164     14,431
  Real estate...............................................      1,671      1,627
  Policy loans..............................................      9,028      8,504
  Other investments.........................................      4,817      4,508
  Cash and temporary investments............................      2,018      1,217
                                                                -------    -------
    TOTAL INVESTMENTS.......................................     82,373     77,110
  Due and accrued investment income.........................      1,048      1,008
  Net deferred tax assets...................................      1,602         --
  Deferred premium and other assets.........................      1,583      1,510
  Separate account assets...................................     11,786     12,497
                                                                -------    -------
    TOTAL ASSETS............................................    $98,392    $92,125
                                                                =======    =======

LIABILITIES AND SURPLUS
  Reserves for policy benefits..............................    $68,432    $62,816
  Policyowner dividends payable.............................      3,650      3,350
  Interest maintenance reserve..............................        375        378
  Asset valuation reserve...................................      2,034      2,298
  Income taxes payable......................................      1,329      1,228
  Other liabilities.........................................      3,894      3,662
  Separate account liabilities..............................     11,786     12,497
                                                                -------    -------
    TOTAL LIABILITIES.......................................     91,500     86,229
  Surplus...................................................      6,892      5,896
                                                                -------    -------
    TOTAL LIABILITIES AND SURPLUS...........................    $98,392    $92,125
                                                                =======    =======

   The Accompanying Notes are an Integral Part of these Financial Statements

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Operations
(in millions)

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                -----------------------------
                                                                 2001       2000       1999
---------------------------------------------------------------------------------------------
REVENUE
  Premiums..................................................    $ 9,408    $ 8,925    $ 8,344
  Net investment income.....................................      5,532      5,339      4,766
  Other income..............................................        405      1,118        970
                                                                -------    -------    -------
    TOTAL REVENUE...........................................     15,345     15,382     14,080
                                                                -------    -------    -------

BENEFITS AND EXPENSES
  Benefit payments to policyowners and beneficiaries........      3,808      4,541      4,023
  Net additions to policy benefit reserves..................      5,367      4,815      4,469
  Net transfers to separate accounts........................        502        469        516
                                                                -------    -------    -------
    TOTAL BENEFITS..........................................      9,677      9,825      9,008
  Commissions and operating expenses........................      1,453      1,416      1,287
                                                                -------    -------    -------
    TOTAL BENEFITS AND EXPENSES.............................     11,130     11,241     10,295
                                                                -------    -------    -------
    GAIN FROM OPERATIONS BEFORE DIVIDENDS AND TAXES.........      4,215      4,141      3,785
  Policyowner dividends.....................................      3,651      3,334      3,091
                                                                -------    -------    -------
    GAIN FROM OPERATIONS BEFORE TAXES.......................        564        807        694
  Income tax expense........................................        173        125        203
                                                                -------    -------    -------
    NET GAIN FROM OPERATIONS................................        391        682        491
  Net realized capital gains................................        259      1,147        846
                                                                -------    -------    -------
    NET INCOME..............................................    $   650    $ 1,829    $ 1,337
                                                                =======    =======    =======

   The Accompanying Notes are an Integral Part of these Financial Statements

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Changes in Surplus
(in millions)

                                                                    FOR THE YEAR ENDED
                                                                       DECEMBER 31,
                                                                ---------------------------
                                                                 2001      2000       1999
-------------------------------------------------------------------------------------------

BEGINNING OF YEAR BALANCE...................................    $5,896    $ 5,069    $4,741
  Net income................................................       650      1,829     1,337
  Increase (decrease) in net unrealized gains...............      (555)    (1,043)      213
  (Increase) decrease in asset valuation reserve............       264         73      (377)
  Charge-off of goodwill (Note 11)..........................        (9)       (12)     (842)
  Cumulative effect of changes in accounting principles
    (Note 1)................................................       749      --         --
  Increase in net deferred tax assets.......................        73      --         --
  Change in reserve valuation basis (Note 5)................       (61)     --         --
  Other net decreases.......................................      (115)       (20)       (3)
                                                                ------    -------    ------
    NET INCREASE IN SURPLUS.................................       996        827       328
                                                                ------    -------    ------

END OF YEAR BALANCE.........................................    $6,892    $ 5,896    $5,069
                                                                ======    =======    ======

   The Accompanying Notes are an Integral Part of these Financial Statements

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Cash Flows
(in millions)

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                -----------------------------
                                                                 2001       2000       1999
---------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Premiums and other income received........................    $ 6,607    $ 6,279    $ 5,881
  Investment income received................................      5,527      5,000      4,476
  Disbursement of policy loans, net of repayments...........       (524)      (566)      (358)
  Payments to policyowners and beneficiaries................     (3,996)    (3,967)    (3,495)
  Net transfers to separate accounts........................       (534)      (469)      (516)
  Commissions, expenses and taxes paid......................     (1,708)    (1,845)    (1,699)
  Other, net................................................        202        224        (56)
                                                                -------    -------    -------
      NET CASH PROVIDED BY OPERATING ACTIVITIES.............      5,574      4,656      4,233
                                                                -------    -------    -------

CASH FLOWS FROM INVESTING ACTIVITIES:
  PROCEEDS FROM INVESTMENTS SOLD OR MATURED:
    Bonds...................................................     35,318     29,539     20,788
    Common and preferred stocks.............................     15,465      9,437     13,331
    Mortgage loans..........................................      1,174      1,198      1,356
    Real estate.............................................        244        302        216
    Other investments.......................................        413        659        830
                                                                -------    -------    -------
                                                                 52,614     41,135     36,521
                                                                -------    -------    -------
  COST OF INVESTMENTS ACQUIRED:
    Bonds...................................................     38,915     33,378     22,849
    Common and preferred stocks.............................     15,014      8,177     13,794
    Mortgage loans..........................................      2,003      2,261      2,500
    Real estate.............................................        353        224        362
    Other investments.......................................      1,106      1,535      1,864
                                                                -------    -------    -------
                                                                 57,391     45,575     41,369
                                                                -------    -------    -------
  Net increase (decrease) due to securities lending and
    other...................................................          4       (158)       499
                                                                -------    -------    -------
      NET CASH USED IN INVESTING ACTIVITIES.................     (4,773)    (4,598)    (4,349)
                                                                -------    -------    -------
      NET INCREASE (DECREASE) IN CASH AND TEMPORARY
       INVESTMENTS..........................................        801         58       (116)
Cash and temporary investments, beginning of year...........      1,217      1,159      1,275
                                                                -------    -------    -------
Cash and temporary investments, end of year.................    $ 2,018    $ 1,217    $ 1,159
                                                                =======    =======    =======

   The Accompanying Notes are an Integral Part of these Financial Statements

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Notes to Consolidated Statutory Financial Statements
December 31, 2001, 2000 and 1999

1. BASIS OF PRESENTATION AND CHANGES IN ACCOUNTING PRINCIPLES
The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (together, "the Company"). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability income and long-term care insurance products to the personal, business, estate and tax-qualified markets.

The consolidated financial statements were prepared in conformity with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("statutory basis of accounting"). Effective January 1, 2001, insurance companies domiciled in Wisconsin are required to prepare statutory basis financial statements in accordance with the new National Association of Insurance Commissioners ("NAIC") Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("OCI").

These new requirements differ from those used prior to January 1, 2001, primarily because under the new statutory accounting principles: (1) deferred tax balances are established for temporary differences between book and tax bases of certain assets and liabilities, (2) investment valuation adjustments on impaired assets are measured differently and are reported as realized losses,
(3) pension and other employee benefit obligations are accounted for based on the funded status of the related plans, (4) recognition of earnings from unconsolidated subsidiaries and affiliates as net investment income is limited to dividends received, (5) certain software costs can be capitalized and amortized to expense over a maximum of five years, and (6) premiums, benefits and reserve changes for policies that do not have significant mortality or morbidity risks ("deposit-type contracts") are not included in revenue or benefits as reported in the consolidated statement of operations.

The cumulative effect of adoption of these new accounting principles was reported as an adjustment to surplus as of January 1, 2001, with no restatement of prior periods permitted. This cumulative effect was the difference in the amount of surplus that would have been reported at that date if the new accounting principles had been retroactively applied to all prior periods. The cumulative effect of these accounting changes increased surplus by $749 million at that date, and included the following (in millions):

Deferred tax accounting...........................    $850
Pension plan liabilities..........................     (74)
Investment valuation changes, net.................     (27)
                                                      ----
                                                      $749
                                                      ====

Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles ("GAAP"), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) investment valuations and insurance reserves use different methods and assumptions, (3) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statement of operations, are defined differently, (4) majority-owned, non-insurance subsidiaries are consolidated,
(5) changes in deferred taxes are reported as a component of net income, and (6) no deferral of realized gains and losses is permitted. The effects on the financial statements of the Company from the differences between the statutory basis of accounting and GAAP are material.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with the statutory basis of accounting requires management to use assumptions or make estimates that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual future results could differ from these assumptions and estimates.

INVESTMENTS
See Note 3 regarding the reported statement value and estimated fair value of the Company's investments in bonds, common and preferred stocks, mortgage loans and real estate.

POLICY LOANS
Policy loans primarily represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies. They are reported in the financial statements at unpaid principal balance.

OTHER INVESTMENTS
Other investments consist primarily of joint venture and partnership investments. These investments are valued at the Company's share of equity in the partnerships' or ventures' net assets, which approximates fair value. Other investments also include derivative financial instruments. See Note 4 regarding the Company's use of derivatives.

TEMPORARY INVESTMENTS
Temporary investments represent debt securities that have maturities of one year or less at purchase. They are reported at amortized cost, which approximates fair value.

NET INVESTMENT INCOME
Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, policy loans and other investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted prospectively for any change in estimated yield-to-maturity. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is nonadmitted and charged directly to surplus. Beginning January 1, 2001, net investment income also includes dividends paid to the Company from accumulated earnings of unconsolidated subsidiaries, affiliates, partnerships and joint ventures. Prior to 2001, the Company's share of undistributed earnings in these entities was recognized as net investment income using the equity method. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to energy assets and interest costs associated with securities lending.

INTEREST MAINTENANCE RESERVE
The Company is required to maintain an interest maintenance reserve ("IMR"). The IMR is used to defer realized gains and losses, net of tax, on fixed income investments resulting from changes in interest rates. Net realized gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term-to-maturity of the investment sold.

INVESTMENT CAPITAL GAINS AND LOSSES
Realized investment gains and losses are recognized based upon specific identification of securities sold. Beginning January 1, 2001 realized investment gains and losses also include valuation adjustments for impairment of bonds, stocks, mortgage loans and other investments with a decline in value that management considers to be other than temporary. Prior to 2001, these valuation adjustments were classified as unrealized investment losses and only realized upon disposition. Realized capital gains and losses as reported in the consolidated statement of operations are net of any IMR deferrals and current income tax expense. See Note 3 regarding details of reported realized capital gains and losses.

Unrealized investment gains and losses primarily represent changes in the reported fair value of common stocks. Beginning January 1, 2001 changes in the Company's share of undistributed earnings in unconsolidated subsidiaries, affiliates, partnerships and joint ventures are classified as changes in unrealized capital gains and losses. Prior to 2001, the Company's share of undistributed earnings in these entities was recognized as net investment income using the equity method. See Note 3 regarding details of reported changes in unrealized capital gains and losses.

ASSET VALUATION RESERVE
The Company is required to maintain an asset valuation reserve ("AVR"). The AVR establishes a general reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is designed to protect surplus against potential declines in the value of the Company's investments. Increases or decreases in AVR are reported as direct adjustments to surplus.

SEPARATE ACCOUNTS
See Note 7 regarding separate account assets and liabilities reported by the Company.

PREMIUM REVENUE
Life insurance premiums are recognized as revenue at the beginning of each policy year. Annuity, disability income and long-term care insurance premiums are recognized as revenue when received by the Company. Premium revenue is reported net of ceded reinsurance, see Note 9.

OTHER INCOME

Other income includes considerations received on supplementary annuity contracts, ceded reinsurance expense allowances and various insurance policy charges. Beginning January 1, 2001, considerations received on supplementary contracts without life contingencies are classified as deposit-type transactions and thereby excluded from revenue. Prior to 2001, these considerations were reported as revenue.

BENEFIT PAYMENTS TO POLICYOWNERS AND BENEFICIARIES

Benefit payments to policyowners and beneficiaries include death, surrender and disability benefits, as well as matured endowments and supplementary contract payments. Beginning January 1, 2001 benefit payments on supplementary contracts without life contingencies are classified as deposit-type transactions and thereby excluded from expense. Prior to 2001, these payments were reported as benefit expense. Benefit payments are reported net of ceded reinsurance recoveries, see Note 9.

RESERVES FOR POLICY BENEFITS

See Note 5 regarding the methods and assumptions used to establish the Company's reserves for future insurance policy benefits.

COMMISSIONS AND OPERATING EXPENSES

Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

ELECTRONIC DATA PROCESSING EQUIPMENT AND SOFTWARE

Electronic data processing ("EDP") equipment and software used in the Company's business are reported at cost less accumulated depreciation. Beginning January 1, 2001 certain software costs are capitalized and depreciated over a maximum of five years, while EDP equipment is capitalized and depreciated over three years. Most unamortized software costs are nonadmitted assets and thereby excluded from surplus. Prior to 2001, the Company expensed all software costs, while EDP equipment was capitalized and amortized over its useful life. EDP equipment and software of $18 million and $16 million at December 31, 2001 and 2000, respectively, were net of accumulated depreciation of $44 million and $43 million, respectively, and included in other assets in the consolidated statement of financial position. Depreciation expense is recorded using the straight-line method and totaled $14 million, $8 million and $9 million for the years ended December 31, 2001, 2000 and 1999, respectively.

POLICYOWNER DIVIDENDS

Almost all life insurance policies and certain annuity and disability income policies issued by the Company are participating. Annually, the Company's Board of Trustees approves dividends payable on participating policies in the following fiscal year, which are accrued and charged to operations when approved. Participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due or used to purchase additional insurance. A majority of dividends are used by policyowners to purchase additional insurance and are reported as premiums in the consolidated statement of operations, but are not included in premiums received or policy benefits paid in the consolidated statement of cash flows.

NONADMITTED ASSETS

Certain assets are designated as nonadmitted and thereby not permitted as a component of surplus on the statutory basis of accounting. Such assets, principally pension-related assets, amounts advanced to or due from the Company's financial representatives, and fixed assets, EDP equipment and software net of accumulated depreciation, are excluded from the consolidated statement of financial position. Changes in nonadmitted assets are reported as direct adjustments to surplus.

RECLASSIFICATION

Certain financial statement balances for 2000 and 1999 have been reclassified to conform to the current year presentation.

3. INVESTMENTS

BONDS

Investments in bonds are reported in the financial statements at amortized cost, except for bonds in default, which are reported at the lower of amortized cost or fair value.

Statement value and estimated fair value of these securities at December 31, 2001 and 2000 were as follows:

                           RECONCILIATION TO ESTIMATED FAIR VALUE
                       -----------------------------------------------
                                     GROSS        GROSS      ESTIMATED
                       STATEMENT   UNREALIZED   UNREALIZED     FAIR
DECEMBER 31, 2001        VALUE       GAINS        LOSSES       VALUE
-----------------      ---------   ----------   ----------   ---------
                                        (IN MILLIONS)
U.S. Government......   $ 4,271      $  221       $ (84)      $ 4,408
States, territories
  and possessions....       262          29          --           291
Special revenue and
  assessments........     6,032         185         (23)        6,194
Public utilities.....     2,748          86         (19)        2,815
Banks, trust and
  insurance
  companies..........     1,306          46         (18)        1,334
Industrial and
  miscellaneous......    29,685       1,026        (555)       30,156
Parent, subsidiaries
  and affiliates.....         2          --          --             2
                        -------      ------       -----       -------
  Total..............   $44,306      $1,593       $(699)      $45,200
                        =======      ======       =====       =======

                           RECONCILIATION TO ESTIMATED FAIR VALUE
                       -----------------------------------------------
                                     GROSS        GROSS      ESTIMATED
                       STATEMENT   UNREALIZED   UNREALIZED     FAIR
DECEMBER 31, 2000        VALUE       GAINS        LOSSES       VALUE
-----------------      ---------   ----------   ----------   ---------
                                        (IN MILLIONS)
U.S. Government......   $ 3,870      $  241      $   (44)     $ 4,067
States, territories
  and possessions....       261          18           --          279
Special revenue and
  assessments........     5,830         190          (26)       5,994
Public utilities.....     2,669          37          (77)       2,629
Banks, trust and
  insurance
  companies..........     1,128          29           (3)       1,154
Industrial and
  miscellaneous......    26,846         542         (888)      26,500
Parent, subsidiaries
  and affiliates.....         3          --           --            3
                        -------      ------      -------      -------
  Total..............   $40,607      $1,057      $(1,038)     $40,626
                        =======      ======      =======      =======

Estimated fair value is based upon values published by the Securities Valuation Office ("SVO") of the NAIC. In the absence of SVO-published values, estimated fair value is based upon quoted market prices, if available. For bonds without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

Statement value and estimated fair value by contractual maturity at December 31, 2001 is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                        STATEMENT   ESTIMATED
                                          VALUE     FAIR VALUE
                                        ---------   ----------
                                            (IN MILLIONS)
Due in one year or less...............   $   823     $   812
Due after one year through five
  years...............................     5,931       6,062
Due after five years through ten
  years...............................    13,923      14,186
Due after ten years...................    10,604      10,730
                                         -------     -------
                                          31,281      31,790
Structured securities.................    13,025      13,410
                                         -------     -------
  Total...............................   $44,306     $45,200
                                         =======     =======

COMMON AND PREFERRED STOCKS
Common stocks are reported in the financial statements at fair value, which is based upon quoted market prices, if available. For common stock without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

Preferred stocks rated "1" (highest quality), "2" (high quality), or "3" (medium quality) by the SVO are reported in the financial statements at amortized cost. All other preferred stock is reported at the lower of cost or fair value. Estimated fair value is based upon quoted market prices, if available. For preferred stock without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

For any decline in the fair value of a common or preferred stock that is considered to be other than temporary, a valuation adjustment is made to reduce the cost of the security to fair value and recognized as a realized capital loss.

MORTGAGE LOANS AND REAL ESTATE
Mortgage loans are reported in the financial statements at unpaid principal balance, less any valuation allowance or unamortized commitment or origination fees. These fees are generally deferred and amortized into investment income using the interest method. Mortgage loans are collateralized by properties located throughout the United States and Canada. The Company attempts to minimize mortgage loan investment risk by diversification of borrowers, geographic locations and types of collateral properties.

The maximum and minimum interest rates for mortgage loans originated during 2001 were 9.8% and 6.4%, respectively. The aggregate average ratio of loaned amounts to the value of collateral for mortgage loans originated during 2001 was 68%, with a maximum of 100% for any single loan.

Mortgage loans are considered impaired when, based on current information, management considers it probable that the Company will be unable to collect all principal and interest due according to the contractual terms of the loan. If necessary, a valuation adjustment is made to reduce the carrying value of an impaired loan to the lower of unpaid principal balance or estimated net realizable value based on appraisal of the collateral property. If the impairment is considered to be temporary, the change in valuation adjustment is classified as an unrealized gain or loss. Beginning January 1, 2001 valuation adjustments for impairments considered to be other than temporary are classified as realized losses. Prior to 2001, all changes in valuation adjustments were classified as unrealized gains and losses. At December 31, 2001, reported value of mortgage loans was reduced by $112 million in valuation adjustments.

Real estate investments are reported in the financial statements at cost, less encumbrances and accumulated depreciation of buildings or other improvements using a straight-line method over the estimated useful life of the improvements. An investment in real estate is considered impaired when the projected undiscounted net cash flow from the investment is less than depreciated cost. When the Company determines that an investment in real estate is impaired, a valuation adjustment is made to reduce the carrying value to estimated fair value, after encumbrances, based on appraisal of the property. At December 31, 2001, reported value of real estate investments was reduced by $52 million in valuation adjustments.
CAPITAL GAINS AND LOSSES
Realized investment gains and losses for the years ended December 31, 2001, 2000 and 1999 were as follows:

                                        FOR THE YEAR ENDED
                                        DECEMBER 31, 2001
                                  ------------------------------
                                                          NET
                                                        REALIZED
                                  REALIZED   REALIZED    GAINS
                                   GAINS      LOSSES    (LOSSES)
                                  --------   --------   --------
                                          (IN MILLIONS)
Bonds...........................   $  537    $  (674)    $(137)
Common and preferred stocks.....      863       (569)      294
Mortgage loans..................    --           (10)      (10)
Real estate.....................       85        (11)       74
Other invested assets...........      296       (149)      147
                                   ------    -------     -----
                                   $1,781    $(1,413)      368
                                   ======    =======
Less: Capital gains taxes.......                            98
Less: IMR gains (losses)........                            11
                                                         -----
Net realized capital gains......                         $ 259
                                                         =====

                                        FOR THE YEAR ENDED
                                        DECEMBER 31, 2000
                                  ------------------------------
                                                          NET
                                                        REALIZED
                                  REALIZED   REALIZED    GAINS
                                   GAINS      LOSSES    (LOSSES)
                                  --------   --------   --------
                                          (IN MILLIONS)
Bonds..........................    $  369     $(416)     $  (47)
Common and preferred stocks....     1,534      (333)      1,201
Mortgage loans.................     --          (25)        (25)
Real estate....................       101      --           101
Other invested assets..........       395      (177)        218
                                   ------     -----      ------
                                   $2,399     $(951)      1,448
                                   ======     =====
Less: Capital gains taxes......                             353
Less: IMR gains (losses).......                             (52)
                                                         ------
Net realized capital gains.....                          $1,147
                                                         ======

                                        FOR THE YEAR ENDED
                                        DECEMBER 31, 1999
                                  ------------------------------
                                                          NET
                                                        REALIZED
                                  REALIZED   REALIZED    GAINS
                                   GAINS      LOSSES    (LOSSES)
                                  --------   --------   --------
                                          (IN MILLIONS)
Bonds..........................    $  219     $(404)     $ (185)
Common and preferred stocks....     1,270      (255)      1,015
Mortgage loans.................        22       (12)         10
Real estate....................        92      --            92
Other invested assets..........       308      (189)        119
                                   ------     -----      ------
                                   $1,911     $(860)      1,051
                                   ======     =====
Less: Capital gains taxes......                             244
Less: IMR gains (losses).......                             (39)
                                                         ------
Net realized capital gains.....                          $  846
                                                         ======

Proceeds on the sale of securities totaled $30 billion, $25 billion, and $16 billion for the years ended December 31, 2001, 2000 and 1999, respectively.

Changes in net unrealized investment gains and losses for the years ended December 31, 2001, 2000 and 1999 were as follows:

                                        FOR THE YEAR ENDED
                                           DECEMBER 31,
                                      -----------------------
                                      2001     2000     1999
                                      -----   -------   -----
                                           (IN MILLIONS)
Bonds...............................  $ (15)  $  (208)  $(178)
Common and preferred stocks.........   (699)     (851)    415
Mortgage loans......................   --          (2)    (10)
Real estate.........................   --          (4)     (2)
Other investments...................   (193)       22     (12)
                                      -----   -------   -----
                                       (907)  $(1,043)  $ 213
                                              =======   =====
Change in deferred taxes............    352
                                      -----
                                      $(555)
                                      =====

See Note 10 regarding the accounting change in 2001 for deferred taxes.

SECURITIES LENDING
The Company has entered into securities lending agreements whereby certain securities are loaned to third parties, primarily major brokerage firms. The Company's policy requires a minimum of 102% of the fair value of the loaned securities as collateral, calculated on a daily basis in the form of either cash or securities. Collateral assets held and the related liability due to counterparties of $1.3 billion and $1.4 billion are included in the consolidated statement of financial position at December 31, 2001 and 2000, respectively, and approximate the statement value of securities loaned at those dates.

4. DERIVATIVE FINANCIAL INSTRUMENTS
In the normal course of business, the Company enters into transactions to reduce its exposure to fluctuations in interest rates, foreign currency exchange rates and market volatility. Market risk arises from changes in the fair value of the underlying instruments. The Company is also exposed to credit risk in the event of nonperformance of the counterparties.

Derivative investments are classified as other investments in the consolidated statement of financial position. Derivative financial instruments that hedge specific assets and liabilities are reported in a manner consistent with the hedged item (e.g. at amortized cost or fair value), while derivative financial instruments that hedge a portfolio of assets or liabilities are reported at fair value. Fair value is estimated as the amount that the Company would expect to receive or pay upon termination of the contract at the reporting date. Changes in the carrying value of derivatives that hedge a portfolio of assets or liabilities are reported as realized capital gains and losses.

The Company held the following positions for hedging purposes at December 31, 2001 and 2000:

                                                                      DECEMBER 31, 2001                  DECEMBER 31, 2000
                                                                -----------------------------      -----------------------------
                                                                CARRYING    NOTIONAL    FAIR       CARRYING    NOTIONAL    FAIR
DERIVATIVE INSTRUMENT                                            VALUE       AMOUNT     VALUE       VALUE       AMOUNT     VALUE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                         (IN MILLIONS)
SPECIFIC HEDGES:
  Foreign currency swaps....................................        1          70        11            6         118         5
  Forward contracts.........................................     --           200         3         --           400        10
  Interest rate swaps.......................................        1          88         6         --            83         2
  Swaptions/interest rate floors............................       14         829        32           16         977        16
  Default swaps.............................................     --            57       --          --            52       --

PORTFOLIO HEDGES:
  Common stock futures and equity swaps.....................        9         221         9           28         565        28
  Financial futures.........................................       (2)        203        (2)        --          --         --
  Foreign currency forward contracts........................     --           502       --           (26)        803        (3)

The carrying value of derivative financial instruments includes receivables of $9 million and $23 million at December 31, 2001 and 2000, respectively. The notional or contractual amounts of derivative financial instruments are used to denominate the transactions and do not represent the amounts exchanged between the parties.

The Company uses foreign currency swaps, which are traded over-the-counter, to hedge its exposure to bond cash-flows denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

The Company uses forward contracts to buy or sell a financial instrument at a specified future date. Forward contracts fix the price, quantity, quality and date of the purchase and sale. Some forward contracts involve the initial payment of cash and may be settled in cash instead of physical delivery of the underlying instrument.

The Company uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments. An interest rate swap is a contractual agreement to exchange payments based on the actual or expected price level, performance or value of one or more underlying interest rates. The Company is required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income.

The Company uses swaptions and interest rate floors to hedge against the negative impact of a significant and sustained increase or decrease in interest rates. The purpose of the Company's swaption program is to protect against the effect of rising interest rates. Swaptions entitle the Company to receive settlement payments from the counterparties on specified expiration date, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The premium paid for the swaptions is included in other investments and is amortized into interest income over the term of the agreements. Floors are option contracts in which the floor seller, in return for a premium, agrees to limit the risk associated with a decline in a reference rate or index.

The Company uses default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows the Company to put the bond back to the counterparty at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration.

The Company uses common stock futures and equity swaps to mitigate its exposure to equity market fluctuations. Futures are standardized forward contracts traded on organized exchanges. Swaps are contracts to exchange, for a period of time, the investment performance of one underlying instrument for the investment performance of another underlying instrument, typically without exchanging the instruments themselves.

The Company uses financial futures contracts to hedge against interest rate risks on a portion of its fixed maturity securities. These contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. They may be settled in cash or through delivery of the financial instrument. Cash settlements on the change in market value of financial futures contracts are made daily.

The Company uses foreign currency forward contracts, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments denominated in foreign currencies. The foreign currency forward contracts obligate the Company to deliver a specified amount of foreign currency at a future date at a specified exchange rate.

5. RESERVES FOR POLICY BENEFITS
Reserves for policy benefits represent the estimated net present value of future policy benefits, less future policy premiums, established using actuarial methods based on mortality and morbidity experience tables and valuation interest rates prescribed by the OCI. Use of these actuarial tables and methods involves estimation of future mortality and morbidity. Actual future experience could differ from the assumptions used to make these estimates.

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner's Reserve Valuation Method ("CRVM") with interest rates ranging from 3 1/2% to 5 1/2%. Other life policy reserves are primarily based on the net level premium method, employing various mortality tables at interest rates ranging from 2% to 4 1/2%. As of December 31, 2001, the Company has $690 billion of total life insurance in-force, including $7 billion of life insurance in-force for which the gross premiums are less than the net premiums according to the standard valuation methods and assumptions set by the OCI.

As of January 1, 2001, the Company changed the valuation basis for reserves on certain term life insurance policies. The impact of this change increased policy benefit reserves by $61 million, and is reported as a direct reduction of surplus for the year ended December 31, 2001.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation rate of interest times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

Additional premiums are charged for substandard lives for policies issued after January 1, 1956. Net level premium or CRVM mean reserves are based on multiple mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Deferred annuity reserves on contracts issued since 1985 are primarily valued using the Commissioner's Annuity Reserve Valuation Method with interest rates ranging from 3 1/2% to 6 1/4%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on present values of expected benefit payments at interest rates ranging from 3 1/2% to 7 1/2%. Beginning January 1, 2001 changes in future policy benefits on supplementary contracts without life contingencies are classified as deposit-type transactions and thereby excluded from net additions to policy benefit reserves in the consolidated statement of operations. Prior to 2001, these reserve changes were reported as a component of operations.

At December 31, 2001, the withdrawal characteristics of the Company's annuity reserves and deposit liabilities were as follows:

                                           AMOUNT     PERCENT
                                           -------    -------
                                             (IN MILLIONS)
Subject to discretionary
  withdrawal -- with market value
  adjustment...........................    $ 8,936      63.5%
Subject to discretionary
  withdrawal -- without market value
  adjustment...........................      2,260      16.1%
Not subject to discretionary withdrawal
  provision............................      2,869      20.4%
                                           -------     -----
                                           $14,065     100.0%
                                           =======

Active life reserves for disability income ("DI") policies issued since 1987 are primarily based on the two-year preliminary term method using a 4% interest rate and the 1985 Commissioner's Individual Disability Table A ("CIDA") for morbidity. Active life reserves for prior DI policies are based on the net level premium method, interest rates ranging from 3% to 4% and the 1964 Commissioner's Disability Table for morbidity. Disabled life reserves for DI policies are based on the present values of expected benefit payments, primarily using the 1985 CIDA (modified for Company experience in the first four years of disability) and interest rates ranging from 3% to 5 1/2%.

6. PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED
Gross deferred and uncollected insurance premiums represent premiums due to be received from policyowners through the next policy anniversary date. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest. Deferred and uncollected premiums at December 31, 2001 were as follows:

TYPE OF BUSINESS                            GROSS      NET
----------------                            ------    ------
                                             (IN MILLIONS)
Ordinary new business...................    $  145    $   77
Ordinary renewal........................     1,351     1,103
                                            ------    ------
                                            $1,496    $1,180
                                            ======    ======

7. SEPARATE ACCOUNTS
Separate account assets and related policy liabilities represent the segregation of funds deposited by variable life insurance and annuity policyowners. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in a fixed interest rate annuity in the general account of the Company. Separate account assets are reported at fair value based primarily on quoted market prices.

All separate accounts liabilities are non-guaranteed. Following is a summary of separate account liabilities by withdrawal characteristic at December 31, 2001 (in millions):

At market value................................    $ 9,780
Not subject to discretionary withdrawal........      1,762
Non-policy liabilities.........................        244
                                                   -------
  Total........................................    $11,786
                                                   =======

Separate account premiums and other considerations received during the year ended December 31, 2001 were $1,419 million and reported as revenues in the consolidated statement of operations. Following is a summary reconciliation of amounts reported as transfers to and from separate accounts in the summary of operations of the Company's NAIC Separate Account Annual Statement and the amount reported as net transfers to separate accounts in the accompanying statement of operations for the year ended December 31, 2001 (in millions):

From Separate Account Annual Statement:
  Transfers to Separate Accounts.................  $ 1,419
  Transfers from Separate Accounts...............   (1,128)
                                                   -------
                                                       291
Reconciling adjustments:
  Investment management and administrative
    charges......................................       72
  Mortality, breakage and taxes..................      139
                                                   -------
    Net transfers to separate accounts...........  $   502
                                                   =======

8. EMPLOYEE AND REPRESENTATIVE BENEFIT PLANS
The Company sponsors noncontributory defined benefit retirement plans for all eligible employees and field representatives. These include tax-qualified plans, as well as nonqualified plans that provide benefits to certain participants in excess of ERISA limits for qualified plans. The Company's policy is to fully fund the obligations of qualified plans in accordance with ERISA requirements.

Beginning January 1, 2001 the costs associated with these retirement benefits are expensed over the period that the participant provides services to the Company, including recognition of pension assets and liabilities based on the funded status of the related plans. Pension assets are nonadmitted and thereby excluded from surplus. Prior to 2001, the Company recognized pension expense only in the periods in which contributions to plan assets were made.

In addition to pension benefits, the Company provides certain health care and life insurance benefits ("postretirement benefits") to retired employees, representatives and eligible dependents. Substantially all employees and representatives will become eligible for these benefits if they reach retirement age while working for the Company.

The funded status of the Company's defined benefit plans, both funded and unfunded, and postretirement benefits at December 31, 2001 were as follows:

                             FUNDED   UNFUNDED   POSTRETIREMENT
                             PLANS     PLANS        BENEFITS
                             ------   --------   --------------
                                       (IN MILLIONS)
Accumulated benefit
  obligation:
  Vested participants......  $ 874     $ 169          $ 96
  Nonvested participants...     10         1            --
                             ------    -----          ----
                               884       170            96
Effect of future salary
  increases................    240        71            --
                             ------    -----          ----
  Projected benefit
    obligation.............  1,124       241            96
Plan assets at fair
  value....................  1,819        (4)           24
                             ------    -----          ----
  Funded status............    695      (245)          (72)
Unrecognized transition
  (asset) liability........   (657)       --            --
                             ------    -----          ----
  Net pension asset
    (liability)............  $  38     $(245)         $(72)
                             ======    =====          ====

The projected benefit obligations were estimated using a discount rate of 7%, an assumed long-term rate of return on plan assets of 9%, and assumptions regarding future employee turnover and compensation trends based on Company experience. Plan assets are invested primarily in common stocks and corporate debt securities through a separate account of the Company. Fair value of plan assets is based primarily on quoted market value.

Changes in projected benefit obligations and plan assets during the year ended December 31, 2001 were as follows:

                                      PENSION   POSTRETIREMENT
                                       PLANS       BENEFITS
                                      -------   --------------
                                           (IN MILLIONS)
Benefit obligation at January 1.....  $1,259         $89
Changes in benefit obligation:
  Service cost......................      50           7
  Interest cost.....................      86           6
  Benefits paid.....................     (30)         (6)
                                      ------         ---
Benefit obligation at December 31...  $1,365         $96
                                      ======         ===
Fair value of plan assets at January
  1.................................  $1,694         $23
Changes in plan assets:
  Expected return on plan assets....     151           2
  Benefits paid.....................     (30)         (1)
                                      ------         ---
Fair value of plan assets at
  December 31.......................  $1,815         $24
                                      ======         ===

The components of net periodic pension expense (benefit) for the year ended December 31, 2001 were as follows (in millions):

Service cost of benefits earned....................  $  50
Interest cost on projected obligations.............     86
Expected return on plan assets.....................   (151)
                                                     -----
  Net periodic pension expense (benefit)...........  $ (15)
                                                     =====

The components of net periodic postretirement expense (benefit) for the year ended December 31, 2001 were as follows (in millions):

Service cost of benefits earned.....................  $ 7
Interest cost on projected obligations..............    6
Expected return on plan assets......................   (2)
                                                      ---
  Net periodic postretirement expense...............  $11
                                                      ===

The accumulated postretirement benefit obligation was estimated using a discount rate of 7%, an assumed rate of return on plan assets of 9%, and assumptions regarding participant retirement, morbidity and mortality based on Company experience. The estimate also assumes a health care cost rate increase of 10% per year, grading down 1% to an ultimate rate of 5% after 5 years. A further increase in the assumed healthcare cost trend of 1% in each year would increase the accumulated postretirement benefit obligation as of December 31, 2001 by $8 million and net periodic postretirement benefit expense during 2001 by $1 million. A decrease in the assumed healthcare cost trend of 1% in each year would decrease the accumulated postretirement benefit obligation as of December 31, 2001 by $8 million and net periodic postretirement benefit expense during 2001 by $1 million.

The Company also sponsors a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for full-time representatives. For the years ended December 31, 2001, 2000 and 1999 the Company expensed total contributions to these plans of $20 million, $19 million and $18 million, respectively.

9. REINSURANCE
In the normal course of business, the Company seeks to limit its life insurance exposure to loss on any single insured and to recover a portion of benefits paid by ceding insurance coverage to reinsurers under excess and coinsurance contracts. The Company retains a maximum of $25 million of coverage per individual life and $35 million maximum of coverage per joint life. The Company also has an excess reinsurance contract for certain disability income policies with retention limits varying based upon coverage type.

The amounts shown in the consolidated financial statements are reported net of reinsurance. Reserves for policy benefits at December 31, 2001 and 2000 were reported net of ceded reserves of $757 million and $663 million, respectively.

The effect of reinsurance on premium revenue and benefits expense for the years ended December 31, 2001, 2000 and 1999 was as follows:

                                       FOR THE YEAR ENDED
                                          DECEMBER 31,
                                  ----------------------------
                                   2001       2000       1999
                                  -------    -------    ------
                                         (IN MILLIONS)
Direct premium revenue........    $ 9,956    $ 9,419    $8,785
Premiums ceded................       (548)      (494)     (441)
                                  -------    -------    ------
  Net premium revenue.........    $ 9,408    $ 8,925    $8,344
                                  =======    =======    ======
Direct benefits expense.......     10,109     10,140    $9,270
Benefits ceded................       (432)      (315)     (262)
                                  -------    -------    ------
  Net benefits expense........    $ 9,677    $ 9,825    $9,008
                                  =======    =======    ======

In addition, the Company received $161 million, $146 million and $133 million for the years ended December 31, 2001, 2000 and 1999, respectively, from reinsurers as allowances for reimbursement of commissions and other expenses on ceded business. These amounts are included in other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company attempts to minimize this risk by diversifying its reinsurance coverage among a number of reinsurers that meet its standards for strong financial condition.

10. INCOME TAXES
The Company files a consolidated federal income tax return with the following entities:

  Northwestern Mutual Investment Services, LLC
  Northwestern International Holdings, Inc.
  NML Real Estate Holdings, LLC and subsidiaries
  NML Securities Holdings, LLC and subsidiaries
  Northwestern Investment Management Company, LLC
  Northwestern Securities Holdings, LLC
  Northwestern Mutual Trust Company
  Baird Holding Company
  Frank Russell Company
  Bradford, Inc.
  Network Planning Advisors, LLC
  Mason Street Advisors, LLC
  NML -- CBO, LLC

Under written tax sharing agreements, the Company collects from or refunds to these subsidiaries income taxes determined as if the subsidiaries filed separate tax returns. Federal income tax returns for years through 1997 are closed as to further assessment of tax. Adequate provision has been made in the financial statements for any additional taxes that may become due with respect to the open years.

Beginning January 1, 2001 the Company accounts for deferred tax assets and liabilities, which reflect the financial statement impact of cumulative temporary differences between the tax and financial statement bases of assets and liabilities. Prior to 2001, no deferred tax balances were reported. The components of the net deferred tax asset at December 31, 2001 were as follows (in millions):

Deferred tax assets.............................    $3,053
Deferred tax liabilities........................    (1,451)
                                                    ------
  Net deferred tax assets.......................    $1,602
                                                    ======

Deferred tax assets relate primarily to temporary differences between the tax and financial statement bases of policy benefit liabilities, as well as the temporary difference created by unamortized policy acquisition costs capitalized for tax purposes. Deferred tax assets increased by $374 million for the year ended December 31, 2001 due primarily to increases in these same temporary differences. Deferred tax liabilities relate primarily to temporary differences between the tax and financial statement bases of investments. Deferred tax liabilities decreased by $51 million for the year ended December 31, 2001 due primarily to changes in temporary differences relating to investments.

Changes in deferred tax assets and liabilities related to changes in unrealized gains and losses on investments are reported as a component of changes in unrealized capital gains and losses in the consolidated statement of changes in surplus. Other changes in deferred tax assets and liabilities are direct adjustments to surplus and separately reported in the consolidated statement of changes in surplus.

The Company's taxable income can vary significantly from gain from operations before taxes due to differences between book and tax valuation of assets and liabilities. Also, the Company must capitalize and amortize for tax purposes, as opposed to immediately deducting, an amount deemed to represent the cost of acquiring new business ("DAC tax"). Further, the Company pays an "equity tax" that is assessed only on the surplus of mutual life insurance companies.

The Company's effective tax rate of 21%, for the year ended December 31, 2001, is determined as the relationship between the sum of total taxes, including those that affect net income and changes in deferred taxes not related to unrealized gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized gains. This rate was less than the federal corporate tax rate of 35% due primarily to differences between book and tax basis amounts of net investment income and realized capital gains and losses. Prior to 2001, the Company's effective tax rate was based only on tax expense attributed to net gain from operations and its relationship to gain from operations before taxes.

Effective tax rates for the years ended December 31, 2000, and 1999 were 16% and 29%, respectively. The effective rates were less than the federal corporate rate of 35% due primarily to differences between book and tax investment income and, in 2000, prior year adjustments.

11. FRANK RUSSELL COMPANY ACQUISITION AND GOODWILL
The Company acquired Frank Russell Company ("Russell") effective January 1, 1999 for a purchase price of approximately $955 million. Russell is a leading investment management and consulting firm, providing investment advice, analytical tools and investment vehicles to institutional and individual investors in more than 30 countries. This investment is accounted for using the equity method, adjusted for the charge-off of acquisition goodwill, and is included in common stocks in the consolidated statement of financial position. During the three years ended December 31, 2001, the Company charged-off directly from surplus approximately $863 million, representing the goodwill associated with the acquisition. The Company has received permission from the OCI for this charge-off.

As part of the acquisition, the Company has unconditionally guaranteed certain debt obligations of Russell, including $350 million of senior notes and up to $150 million of other credit facilities.

12. CONTINGENCIES
The Company has also guaranteed certain obligations of other affiliates. These guarantees totaled approximately $135 million at December 31, 2001 and are generally supported by the underlying net asset values of the affiliates. In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $1.9 billion at December 31, 2001 and were extended at market interest rates and terms.

The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, any losses resulting from such actions would not have a material effect on the Company's results of operations or financial position.

13. RELATED PARTY TRANSACTIONS
During 2001, 2000 and 1999, the Company transferred appreciated equity investments to wholly-owned subsidiaries as a capital contribution to the subsidiaries. Realized capital gains of $244 million, $220 million and $287 million for 2001, 2000 and 1999, respectively, were reported based on the fair value of the assets at transfer.

14. FAIR VALUE OF FINANCIAL INSTRUMENTS
The fair value of financial instruments, represented by investment assets (including derivatives) and certain policy liabilities at December 31, 2001 was as follows (in millions):

                                           DECEMBER 31, 2001
                                          --------------------
                                          STATEMENT     FAIR
                                            VALUE       VALUE
                                          ---------    -------
ASSETS
Bonds.................................     $44,306     $45,200
Common and preferred stocks...........       5,369       7,072
Mortgage loans........................      15,164      15,875
Real estate...........................       1,671       2,406
Policy loans..........................       9,028       9,375
Other investments, including
  derivatives.........................       4,817       5,244
Cash and short-term investments.......       2,018       2,018
LIABILITIES
Investment-type insurance reserves....     $ 3,417     $ 3,191

Fair value of bonds, common and preferred stocks and derivative financial instruments were based upon quoted market prices, when available. For those not actively traded, fair values were estimated using independent pricing services or internally developed pricing models. The fair value of mortgage loans was estimated by discounting estimated future cash flows using market interest rates for debt with comparable credit risk and maturities. Real estate fair value was determined by discounting estimated future cash flows using market interest rates. Policy loan fair value was estimated based on discounted projected cash flows using market interest rates and assumptions regarding future loan repayments based on Company experience. Other investments include joint ventures and partnerships, valued using the equity method, which approximates fair value.

The fair value of investment-type insurance reserves was estimated by discounting estimated future cash flows at market interest rates for similar instruments with comparable maturities.

[PRICEWATERHOUSECOOPERS LLP - LETTERHEAD]

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Policyowners of The Northwestern Mutual Life Insurance Company

We have audited the accompanying consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary ("the Company") as of December 31, 2001 and 2000, and the related consolidated statements of operations, of changes in surplus and of cash flows for each of the three years in the period ended December 31, 2001. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with generally accepted accounting principles. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, the consolidated financial statements audited by us (1) do not present fairly in conformity with generally accepted accounting principles, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2001 and 2000, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 2001 because of the effects of the variances between the statutory basis of accounting and generally accepted accounting principles referred to in the preceding paragraph, and (2) do present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2001 and 2000 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, on the basis of accounting described in Note 1.

As discussed in Note 1 to the financial statements, the Company adopted the accounting policies in the revised National Association of Insurance Commissioners "Accounting Practices and Procedures Manual" -- Effective January 1, 2001, as required by the Office of the Commissioner of Insurance of the State of Wisconsin. The effect of adoption is recorded as an adjustment to surplus as of January 1, 2001.

[PRICEWATERHOUSECOOPERS LLP]
January 22, 2002

APPENDIX A

        Mortality and Expense Risk Charge -- Specified Amount Component
         Table of Annual Charges Per $1,000 of Initial Specified Amount

ISSUE         ANNUAL
AGE*          CHARGE
-----         ------
20-25         $0.04
   26          0.05
   27          0.06
   28          0.07
   29          0.08
   30          0.09
   31          0.10
   32          0.11
   33          0.12
   34          0.13
   35          0.14
   36          0.17
   37          0.19
   38          0.22
   39          0.25
   40          0.28
   41          0.30

ISSUE         ANNUAL
AGE*          CHARGE
-----         ------
   42          0.33
   43          0.36
   44          0.38
   45          0.41
   46          0.44
   47          0.47
   48          0.50
   49          0.53
   50          0.57
   51          0.60
   52          0.63
   53          0.66
   54          0.69
   55          0.72
   56          0.77
   57          0.83
   58          0.88

ISSUE         ANNUAL
AGE*          CHARGE
-----         ------
   59          0.94
   60          0.99
   61          1.04
   62          1.10
   63          1.15
   64          1.21
   65          1.26
   66          1.31
   67          1.35
   68          1.40
   69          1.44
   70          1.49
   71          1.54
   72          1.58
   73          1.63
   74          1.67
75-85          1.72

* The issue age used in this calculation equals the younger insured issue age plus an age adjustment. The age adjustment is based on the age difference (older issue age minus younger issue age) and this schedule:

   AGE          AGE
DIFFERENCE   ADJUSTMENT
 (YEARS)      (YEARS)
----------   ----------
    0-1          0
    2-4          1
    5-8          2
   9-14          3
  15-24          4
  25-34          5
  35-44          6
  45-54          7
  55-65          8

Example: For a Policy at issue ages 65 and 60 and a Specified Amount of $1,000,000, the age adjustment is 2 and the issue age is 62. The annual charge per $1000 of Specified Amount is $1.10. The Specified Amount component of the mortality and expense risk charge will be $1100.04 annually, or $91.67 monthly, for this Policy.

Note: In no event will the sum of the Mortality and Expense Risk
Charge -- Specified Amount Component Annual Charge and the annualized underwriting and issue charge exceed $1.90 per $1000 of initial Specified Amount. The underwriting and issue charge will be reduced to meet this constraint if necessary.

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund's Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

More information about the Fund's investments is included in the Fund's annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio's performance during the previous fiscal period.

To request a free copy of the Fund's SAI, or current annual or semi-annual report, call us at 1-888-455-2232. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

--------------------------------------------------------------------------------

NORTHWESTERN MUTUAL

NORTHWESTERN MUTUAL VARIABLE JOINT LIFE

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

NORTHWESTERN MUTUAL SERIES FUND, INC.

RUSSELL INSURANCE FUNDS

PROSPECTUSES

[NORTHWESTERN MUTUAL LOGO]
PO Box 3095
Milwaukee WI 53201-3095

Investment Company Act File Nos. 811-3990 and 811-5371  Change Service Requested